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Energy Exploration Technologies
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BALLOT

BALLOT

ENERGY EXPLORATION TECHNOLOGIES

Special Meeting of Shareholders - October 24, 2003

The undersigned hereby appoints GEORGE LISZICASZ and DONALD FOULKES, the true and lawful proxies of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of common stock, par value $0.001 (the "Common Stock") of ENERGY EXPLORATION TECHNOLOGIES, a Nevada corporation ("NXT"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of NXT (the "Special Meeting") to be held at Phoenix Place, 3rd Floor, 840 7th Avenue SW, Calgary, Alberta, Canada T2P 3G2, on Friday, October 24, 2003, at the hour of 10:00 a.m., Mountain Standard Time, or any postponed or adjourned meetings thereof.

1.

CONTINUANCE OF ENERGY EXPLORATION TECHNOLOGIES FROM NEVADA, U.S. TO ALBERTA , CANADA

The Company should continue from the Nevada jurisdiction to the Alberta jurisdiction

FOR   [  ]         AGAINST  [  ]        WITHHOLD  [  ]

NOTE:  Please date this proxy and sign it exactly as your name or names appear on your shares.  If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

Name as it appears on share certificate (please print)	Date
Address	Signature
Number of Shares	Signature

ENERGY EXPLORATION TECHNOLOGIES

SPECIAL MEETING

OCTOBER 24, 2003

CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF SPECIAL MEETING

PROXY STATEMENT

EXHIBIT A - PLAN OF REORGANIZATION

EXHIBIT B - ARTICLES OF CONTINUANCE

EXHIBIT C - BYLAW NUMBER 1

September 20, 2003

To Our Shareholders:

I am pleased to invite you to attend the Special Meeting of Shareholders of Energy Exploration Technologies to be held on October 24, 2003 at 10:00 a.m., Mountain Standard Time, at Phoenix Place, 3rd Floor, 840-7th Avenue SW, Calgary, Alberta, Canada.

In anticipation of the Special Meeting, we enclose for your review a formal Notice of Special Meeting and Proxy Statement, which describes the business to come before the meeting, and a proxy card.

If you held shares of our common stock as of the close of business on September 26, 2003, you will be entitled to vote at the Special Meeting.  The principal purpose of the Special Meeting, as more particularly described in the enclosed Notice of Special Meeting and Proxy Statement, is to authorize the Board of Directors to cause Energy Exploration Technologies to be continued as a corporation organized under the laws of the Province of Alberta.  You should note that our board of directors unanimously recommends a vote in favor of this proposal.

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted.  For that reason we request that you submit your proxy as soon as possible.  If you decide to attend the Special Meeting, and desire to vote your shares personally, you will of course have that opportunity.

We would like to express our appreciation for your continued interest in NXT, and hope you can be with us at the Special Meeting.

Sincerely,

/s/ George Liszicasz
George Liszicasz Chief Executive Officer

Energy Exploration Technologies

Suite 700, Phoenix Place, 840 - 7th Avenue SW, Calgary, Alberta Canada T2P 3G2

Tel: 403.264.7020  Fax: 403.264.6442

SPECIAL MEETING OF STOCKHOLDERS NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

DATE AND TIME	October 24, 2003, at 10:00 a.m., Calgary Time

PLACE	3rd Floor, Phoenix Place, 840-7th Avenue SW, Calgary, Alberta, Canada

ITEMS OF BUSINESS	To authorize the continuance of Energy Exploration Technologies into a corporation organized under the laws of the Province of Alberta, Canada.

WHOM MAY VOTE	You may vote if you are a holder of shares of our common stock as of the record date for our special meeting.

RECORD DATE	September 26, 2003

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. Depending upon whether you are a shareholder of record or a beneficial owner, you may submit your proxy by the internet, by telephone, by facsimile or by mail.  For specific instructions, please refer to the "Questions And Answers" section beginning on page  of this proxy statement and the instructions on the proxy card.

MAILING DATE	This Notice of Special Meeting and Proxy Statement and accompanying Proxy are being distributed on or about October 1, 2003.

Energy Exploration Technologies

Suite 700, Phoenix Place, 840 - 7th Avenue SW, Calgary, Alberta Canada T2P 3G2

Tel: 403.264.7020  Fax: 403.264.6442

QUESTIONS AND ANSWERS

Q:	WHY AM I RECEIVING THESE MATERIALS?
A:	The board of directors of Energy Exploration Technologies, a Nevada corporation (sometimes referred to in these proxy materials as "we," "our company" or "NXT"), is providing these proxy materials to you in connection with a Special Meeting of shareholders to be held on October 24 2003. As a holder of record or beneficial owner of our NXT common stock (sometimes referred to in this proxy statement as our "common shares"), you are invited to attend the Special Meeting and are entitled to and requested to vote on the proposal described in this proxy statement. Moreover, our company, through distribution of these materials, is soliciting your proxy to vote your shares of the company at the Special Meeting.

Q:	WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?
A:	The information included in this proxy statement relates to the proposal to be voted on at the meeting and the voting process, as well as additional information concerning NXT we are required to give you under Securities and Exchange Commission regulations.

Q:	WHAT PROPOSALS ARE OUR COMMON SHAREHOLDERS ENTITLED TO VOTE UPON AT OUR SPECIAL MEETING?
A:	There is only one proposal scheduled to be voted on at the Special Meeting by our common shareholders:
· the continuance of NXT into a corporation organized under the laws of the Province of Alberta, Canada.
Q:	WHAT IS NXT'S VOTING RECOMMENDATION?
A:	Our board of directors recommends that you vote your shares "FOR" the proposal.
Q:	WHAT SHARES CAN I VOTE?
A:	You may vote all of the common shares which you own as of the close of business on September 26, 2003, the record date for this Special Meeting. These shares include:
	·	shares held directly in your name as the shareowner of record, and
	·	shares held for you as the beneficial owner through a stockbroker or bank.
Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREOWNER OF RECORD AND AS A BENEFICIAL OWNER?
A:	Most NXT shareowners hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

·	Shareowner Of Record: If your shares are registered directly in your name with our transfer agent and registrar, Jersey Transfer & Trust Co., you are considered to be the shareowner of record with respect to those shares, and these proxy materials are accordingly being sent directly to you. As the shareowner of record for these shares, you have the right to grant your voting proxy directly to NXT or to vote in person at the meeting. We have enclosed a proxy card for you to use.

·	Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee, which is considered the shareowner of record with respect to those shares. As the beneficial owner of these shares, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareowner of record, you may not vote these shares in person at the meeting. Accordingly, your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A:	You may vote any shares which you hold directly in your name as the shareowner of record in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification.

Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?
A:	You may vote any shares you hold without attending the Special Meeting by granting a proxy for those shares or, if they are held in street name, by submitting voting instructions to your broker or nominee.

·	Record Holder: In cases where you are the record holder of the shares, you should submit your proxy directly to NXT's stock transfer and registrar, Jersey Transfer & Trust Company, either by mail or by facsimile. Jersey Transfer
& Trust Company's address is 201 Bloomfield Avenue, Verona, New Jersey, USA 07044, and its facsimile number is (973) 239-2361.

·

Beneficial Owner: In cases where you are the beneficial holder of shares held in street name, you will be able to submit your proxy over the internet, by telephone, or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet: If you have internet access, you may submit your proxy from any location in the world by following the "Internet Vote" instructions on the proxy card.

By Telephone: If you live in the United States or Canada, you may submit your proxy by following the "Telephone Vote" instructions on the proxy card.

By Mail: You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope.

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How Are Votes Counted?"

Q:	CAN I CHANGE MY VOTE?
A:	You may change your proxy instructions at any time prior to the vote at the Special Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Special Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	HOW ARE VOTES COUNTED?
A:	You may vote "FOR," "AGAINST" or "ABSTAIN" the proposal for continuance of the corporation as an Alberta corporation. If you "ABSTAIN," it has the same effect as a vote "AGAINST."

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?
A:	The proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the shareowner of record with voting instructions, your shares may constitute "broker non-votes" as that term is described in "Q: What Is The Quorum Requirement For The Meeting?" below. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?
A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.
Q:	WHAT DOES IT MEAN IF I RECEIVE ONE COPY OF THE PROXY STATEMENT BUT MULTIPLE PROXIES OR VOTING INSTRUCTION CARDS?

On December 4, 2000, the Securities and Exchange Commission adopted amendments to the proxy rules, permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless we are otherwise advised by the shareholders. "Householding" as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers our printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy, please forward a written request to the attention of our Corporate Secretary by either mail or fax to 840-7th Avenue SW, Suite 700, Calgary, Alberta, Canada T2P 3G2, fax (403) 264-6442.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation prior to this Special Meeting, please forward a written request to the attention of our Corporate Secretary by either mail or fax to 840-7th Avenue SW, Suite 700, Calgary, Alberta, Canada T2P 3G2, fax (403) 264-6442.

Q:	DO I NEED AN ADMISSION TICKET TO ATTEND THE MEETING?
A:	All NXT shareholders are welcomed to attend our Special Meeting. You will, however, be required to provide proof of identification if you are listed as a shareowner of record as of the record date September 26, 2003 and desire to vote your shares at the Special Meeting. If you hold your shares through a stockbroker or other nominee, you will also need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of the record date.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?
A:	We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of fiscal year 2003, which we expect to file with the Securities and Exchange Commission on or before November 15, 2003.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?
A:	Other than the proposal described in this proxy statement, we do not expect any other matters to be presented for a vote at the Special Meeting. If you grant a proxy, the persons named as proxy holder, namely, Mr. George Liszicasz (our Chairman and Chief Executive Officer) and Mr. Donald Foulkes (a director), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	WHAT CLASSES OF SHARES ARE ENTITLED TO VOTE AT THE MEETING?
A:	Since we currently only have shares of common stock outstanding, only our common shareholders are entitled to vote on all matters that affect our company. Each share of common stock outstanding as of the close of business on the record date, September 26, 2003, will be entitled to one vote on the proposal being voted upon at the Special Meeting. As of the record date, there were 16,971,153 common shares outstanding.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A:	The quorum requirement for holding our Special Meeting and transacting business is a majority of our common stock present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matter being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker lacks discretionary voting power to vote those shares.

Q:	IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?
A:	Cumulative voting does not apply to our Special Meeting as we are not required under Nevada corporate law, and have not elected under our articles of incorporation or bylaws, to provide for cumulative voting.

Q:	WHO WILL COUNT THE VOTES?
A:	Jersey Transfer & Trust Co. will tabulate the votes.
Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?
A:	NXT will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials which is estimated to be approximately $2,000. If you choose to access the proxy materials or vote over the internet, however, you will be responsible for any internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors who will not receive any additional compensation for those solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareowners.

We suggest that any nominations or proposals be submitted by certified mail-return receipt requested. NXT reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Copy Of Bylaw Provisions: You may contact NXT's Corporate Secretary at our headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareowner proposals and nominating common director candidates.

Q:	HOW ARE TRANSACTIONS DENOMINATED IN CANADIAN DOLLARS CONVERTED INTO U.S. DOLLARS FOR PURPOSES OF THIS PROXY STATEMENT?
A:	All references to "dollars" in this proxy statement refer to United States or "U.S." dollars, unless specific reference is made to Canadian or "Cdn" dollars. Since compensation paid to NXT employees, as well as, a number of NXT transactions are effected in Canadian dollars, certain information contained in this proxy statement, principally salary amounts, have been converted into U.S. dollars in order to satisfy reporting rules. As a general rule of thumb, information relating to historical amounts paid over a period of time are converted at the average exchange rate for that period, while information relating to amounts that will be paid over a prospective period of time are converted at the exchange rate as of the date of this proxy statement or other indicated date.

Q:	HOW CAN I GET FURTHER INFORMATION?
A:	If you have questions or need more information about the Special Meeting, please contact NXT investor relations at 840-7th Avenue SW, Suite 700, Calgary, Alberta, Canada T2P 3G2, telephone (403) 264-7020, fax (403) 264-6442, or via the internet at info@nxtenergy.com.
Any questions you may have relating to title to your securities or your address should be addressed to NXT's stock transfer and registrar, Jersey Transfer & Trust Co., 201 Bloomfield Avenue, Verona, New Jersey, USA 07044. You may also contact Jersey Transfer & Trust Co., by telephone or fax at (973) 239-2712 or (973) 239-2361, respectively.

PROPOSAL NO. 1: CONTINUANCE OF ENERGY EXPLORATION TECHNOLOGIES AS A CORPORATION ORGANIZED

UNDER THE LAWS OF THE PROVINCE OF ALBERTA

NXT was incorporated in the State of Nevada on September 27, 1994, under the name of Auric Mining Corporation. In January 1996, we acquired all of the common stock of NXT Energy USA Inc. (then known as Pinnacle Oil Inc.) from its stockholders in exchange for our common stock. As a consequence of this reverse acquisition, NXT Energy USA Inc. became our wholly-owned subsidiary and its stockholders acquired a 92% controlling interest in our common stock. Prior to this transaction, we were a corporate shell conducting no active business, and NXT Energy USA Inc. was a development stage research and development enterprise holding world-wide rights to use the SFD technology for hydrocarbon exploration purposes. Immediately after this transaction, we changed our name to Pinnacle Oil International, Inc, and subsequently, on June 13, 2000, we changed our name to Energy Exploration Technologies.

We are a reconnaissance exploration company that utilizes our Stress Field Detector ("SFD") technology, which is a remote-sensing airborne survey technology comprised of SFD and integrated electronic data acquisition, processing and interpretation subsystems and software. Until March 2003, we conducted our activities through two wholly-owned operating subsidiaries, NXT Energy USA Inc., which focused on United States-based exploration, and NXT Energy Canada, Inc., which focuses on Canadian-based exploration. All survey flight activities are conducted through our wholly owned subsidiary, NXT Aero Canada Inc. NXT Energy Canada Inc. concentrates on research and development efforts to improve our SFD technology, and oversees the operations of and provides management, financial and administrative services to our other subsidiaries.

In May 2003, NXT Energy USA Inc. sold all of its U.S.-based properties, effective March 1, 2003, in exchange for $720,000 and the return to NXT of 800,000 shares of its convertible preferred stock.

The Board of Directors of NXT has resolved that it is in the best interests of NXT that NXT be converted into a corporation organized under the laws of the Province of Alberta and thus no longer exist as a Nevada corporation, has approved the Plan of Reorganization (Exhibit A) and recommends that the stockholders approve the Plan of Reorganization and the continuance. The Board of Directors believes that this action will simplify some of NXT’s operations, stream-line the organization, align the corporate structure with the actual operations, reduce administrative costs and also assist in the development of foreign business opportunities that are not afforded to U.S. corporations.

Following NXT’s continuance as an Alberta corporation, NXT will continue to be subject to and comply with the periodic reporting requirements as promulgated by the Securities and Exchange Commission under the U.S. Securities Act of 1934, including but not limited to the filing of annual reports, quarterly reports, current reports and proxy statements.

Moreover, NXT’s officers, directors and ten percent (10%) owners of NXT’s stock will continue to be required to report their respective securities ownership and transactions in the securities of NXT on Forms 3, 4 and 5.

Following the continuance of NXT, shares of NXT’s common stock will continue to be quoted on the OTC/BB quotation system. NXT expects that its stock will continue to be quoted under the ticker symbol "ENXT". However, this is a determination to be made by the staff of the National Association of Securities Dealers (the "NASD") and NXT cannot assure that it will continue to be quoted under that ticker symbol. In the event that the NASD changes NXT’s ticker symbol, NXT will issue a press release stating what its new symbol will be prior to the effect of any change in its ticker symbol. Throughout the remainder of this Proxy Statement, we refer to the action of converting NXT into an Alberta corporation as the "continuance".

The summary set forth below refers to "Nevada Corporate Law" and "Alberta Corporate Law". "Nevada Corporate Law" means the Nevada Revised Statutes, as amended, including all regulations promulgated thereunder. "Alberta Corporate Law" means the Alberta Business Corporations act, R.S.A. 2000, c B-9, as amended, including all regulations promulgated thereunder.

The shareholders of NXT will be asked to consider, and if thought fit, approve, with or without amendment, a special resolution authorizing the discontinuance of NXT from the State of Nevada pursuant to Nevada Revised Statutes as amended by the Statutes of Nevada 2003, enacted by the Seventy-Second Session of the Nevada Legislature ("NRS") Chapter 92A.105(1) and the continuance of NXT into the Province of Alberta pursuant to Section 188 of the Alberta Business Corporations Act, R.S.A. 2000, c B-9, as amended, (the "ABCA"), in accordance with the Plan of Reorganization attached to this Proxy Statement as Exhibit A. In addition, the shareholders of NXT will be asked to consider, and if thought fit, approve, with or without amendment, the form of Articles of Continuance of NXT to be filed in Alberta as required in connection with the continuance (attached to this Proxy Statement as Exhibit B) and a form of by-laws of NXT which comply with the provisions of Alberta Corporate Law (attached to this Proxy Statement as Exhibit C). Pursuant to the Plan of Reorganization, each issued and outstanding share of common voting equity stock, par value $0.001 per share (the "Common Stock"), will be exchanged for one common share ("Common Share") of NXT pursuant to the continuance.

The continuance of NXT as a corporation organized under the ABCA will affect certain of the rights of the shareholders of NXT as they currently exist under the NRS. The following is a summary of some of the changes that will occur as a result of the continuance of NXT as a corporation organized under the laws of the Province of Alberta.

The summary set forth below is not intended to be exhaustive and shareholders should consult their legal and tax advisers regarding implications of the continuance which may be of particular importance to them.

COMPARISON OF NEVADA CORPORATE LAW AND ALBERTA CORPORATE LAW

Sale of Corporation’s Business or Assets

Under Section 190(1) of the ABCA, a corporation may sell, lease or exchange all or substantially all of its property other than in the ordinary course of business, subject to shareholder approval by not less than 2/3 of the votes cast by those shareholders voting in person or by proxy at a shareholders’ meeting called for that purpose. Each share of a corporation carries the right to vote in respect of such a sale, lease or exchange whether or not it otherwise carries the right to vote. See also "Right of Dissent and to Obtain Payment for Shares", below.

Under NRS 78.565 the directors of a corporation may sell, lease or exchange all of its property or assets subject to approval by stockholders holding a majority of the outstanding stock of the corporation entitled to vote at a stockholders’ meeting called for that purpose.

Amendments to the Articles of Incorporation

Under Section 173 of the ABCA, any substantive change to the articles of a corporation (including change of its name, change of any maximum number of shares that the corporation is authorized to issue, creation of new classes of shares, cancellation of a class or series of shares) or other fundamental changes to the capital structure of a corporation, including a proposed amalgamation or continuance of the corporation out of the jurisdiction, requires shareholder approval by not less than 2/3 of the votes cast by shareholders voting in person or by proxy at a shareholders’ meeting called for that purpose. In certain prescribed circumstances, holders of shares of a class or of a series are entitled to vote separately as a class or series on a proposal to amend the articles whether or not shares of a class or series otherwise carry the right to vote. The holders of a series of shares of a class are entitled to vote separately as a series only if the series is affected by an amendment in a manner different from other shares of the same class.

Under NRS 78.390, the amendment of a corporation’s articles of incorporation requires approval by a majority of the outstanding stock of the corporation entitled to vote thereon. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. Under NRS 92A.105, the continuance of a corporation out of the State of Nevada into another jurisdiction requires shareholder approval by a majority of the outstanding stock of the corporation (including in some cases outstanding non-voting stock). Under NRS 78.390, the merger or consolidation of a corporation with another corporation generally requires shareholder approval by a majority of the outstanding stock of NXT, subject to exceptions which include, among others, the following: (a) approval of a merger by the shareholders of the surviving corporation may not be required; and (b) approval of the merger of parent and subsidiary corporations by the shareholders of the parent corporation may not be required.

Right of Dissent and to Obtain Payment for Shares

Section 191 of the ABCA provides that shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by shareholders at the fair value of such shares. The dissent right is applicable where the corporation proposes to:

1. Amend its articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares of a particular class or to add, change or remove any restriction on the business that the corporation may carry on;

2. Amalgamate with another corporation other than an amalgamation of a holding corporation with one or more of its wholly-owned subsidiary corporations or the amalgamation of two or more wholly-owned subsidiary corporations of the same holding corporation;

3. Be continued under the laws of another jurisdiction; or

4. Sell, lease or exchange all or substantially all of its property.

Under NRS 92A.380, a stockholder of a corporation is entitled to dissent from and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

1. Consummation of a plan of merger to which the Nevada corporation is a constituent entity if approval by the stockholders is required for the merger by Nevada Corporate Law or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or if the Nevada corporation is a subsidiary and is merged with its parent pursuant to Nevada Corporate Law.

2. Consummation of a plan of exchange to which the Nevada corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the exchange.

3. Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

A stockholder who is entitled to dissent and obtain payment may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the Nevada corporation. Stockholders generally do not enjoy appraisal rights where, among other circumstances, the corporation’s shares are listed on a national securities exchange or NASDAQ or are held of record by more than 2,000 stockholders. The Nevada Corporate Law does not provide for appraisal rights in transactions other than mergers and consolidations.

Oppression Remedies

Under the ABCA, a registered or beneficial shareholder, former shareholder, director, former director, officer, former officer of the corporation, the Registrar or any other person who, in the discretion of the Alberta Court is a proper person to seek an oppression remedy, may apply to the Alberta Court for a preventive order where any act or omission of the corporation or its affiliates or the powers of the directors of the corporation or its affiliates are being exercised in a manner that is oppressive or unfairly prejudicial to any security holder, creditor, director or officer.

Under the Nevada Corporate Law, a Nevada corporation and its stockholders may bring claims for breach of fiduciary duty against the corporation’s directors and officers if the breach involved intentional misconduct, fraud or a knowing violation of law. Any holder or holders of 1/10 of the issued and outstanding stock may apply to the Nevada State District Court where the corporation has its principal place of business for an order dissolving the corporation and/or appointing receiver and for injunctive relief to restrain the corporation from exercising any of its power if the corporation willfully violates its charter, its directors have been guilty of fraud, collusion or gross mismanagement in the corporation’s affairs or if the directors have been guilty of misfeasance, malfeasance or nonfeasance. If the holder or holders of 1/10 of the issued and outstanding stock apply to the Nevada State District Court for injunctive relief or for the appointment of a receiver, the District Court has the power to compel the appearance of any director or officer for examination respecting the corporation’s affairs and transactions. A minority stockholder may bring an action against the directors, officers or dominant stockholders of the corporation for an action that has a disproportionate adverse impact on the minority stockholders. In such case, the majority stockholders must justify their actions by showing a good faith or compelling business purpose that renders their actions fair under the circumstances.

Shareholders’ Derivative Actions

Under the ABCA, any shareholder, director, officer, former director or officer of the corporation or its affiliates, the Registrar and any person who, in the discretion of the Alberta Court, is a proper person to make an application to the Court may bring a derivative action in the name and on behalf of the corporation to enforce an obligation owed to the corporation that could be enforced by the corporation itself or to obtain damages for any breach of such an obligation. In addition, the ABCA permits derivative actions to be commenced in the name and on behalf on the corporation or any or its subsidiaries.

Under the Nevada Corporate Law, a stockholder of a Nevada corporation may bring derivative actions in the name and on behalf of the corporation to enforce rights of the corporation which the corporation has failed to enforce. A stockholder who brings a derivative action must allege facts which show an injury to the corporation as opposed to an injury to the individual interest of the stockholder, such as acts of fraud or bad faith by a director against the corporation. The stockholder must also allege with particularity the efforts which the stockholder has made to obtain the action the stockholder desires from the directors or comparable corporate authority and the reasons for the stockholder’s failure to obtain the action or for not making the effort. The stockholder must also prove that the stockholder fairly and adequately represents the interests of the shareholders or members similarly situated in enforcing the right of the corporation. The corporation or any director or officer who is a defendant may request that the court require the stockholder to furnish security for the payment of the corporation’s attorney’s fees and costs incurred in the successful defense of the derivative action.

No Par Value Shares

The ABCA does not provide for the issuance of par value shares. Under the Nevada Corporate Law, a corporation’s Articles of Incorporation or a resolution of the board of directors pursuant thereto, may authorize one or more classes or series of stock that have par value.

Giving Financial Assistance

The ABCA provides that a corporation may give financial assistance to any person for any purpose. However, a corporation must disclose to its shareholders financial assistance given in certain prescribed circumstances.

Under the Nevada Corporate Law, a corporation may engage in any lawful activity and there is no prohibition or limitation on the corporation providing financial assistance to any person.

Requisition of Meetings

The ABCA permits the holders of not less than 5% of the voting shares to give notice to the directors requiring them to call and hold a general meeting of the corporation.

Under the Nevada Corporate Law, unless otherwise provided in the articles of incorporation or bylaws of a corporation, annual and special meetings of a corporation’s stockholders may be called only by the board of directors, any two directors or the president.

Investigations

The ABCA provides that the Alberta Court may order an investigation of the affairs and management of the corporation or its affiliates, including the appointment of an investigator upon application of a security holder or shareholder who has brought an action against the corporation on the grounds of oppression or unfairness.

Under the Nevada Corporate Law, a stockholder of record who owns not less than 15% or who has been authorized in writing by the holders of at least 15% of all of the corporation’s issued and outstanding shares is, upon 5 days’ written demand, entitled to inspect the books of account and all financial records of the corporation, to make copies of records and to conduct an audit of the records. A stockholder may bring an action or proceeding to enforce the statutory right of inspection and, if the stockholder prevails in the action, the stockholder is entitled to recover costs and reasonable attorney’s fees. This provision does not apply to any corporation listed and traded on any recognized stock exchange nor to any corporation that furnishes to its stockholders a detailed, annual financial statement.

Indemnification

The ABCA allows a corporation to indemnify a director or former director or officer or former officer of a corporation or its affiliates against all liability and expenses reasonably incurred by him in a proceeding to which he is made party by reason of being or having been a director or officer if he acted honestly and in good faith with a view to the best interests of the corporation and, in cases where an action is or was substantially successful on the merits of his defence of the action or proceeding against him in his capacity as a director or officer.

Under NRS 78.7502 of the Nevada Corporate Law, a corporation may indemnify a current or former director, officer, employee or agent of the corporation or a current or former director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise serving at the request of the corporation against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and if he had no reasonable cause to believe his conduct was unlawful unless his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Place of Shareholders’ Meeting

The ABCA provides that meetings of shareholders of a corporation may be held outside of the Province of Alberta where the Articles so provide. Under NRS 78.310 of the Nevada Corporate Law, meetings of the stockholders of a Nevada corporation may be held at such place designated by or in the manner provided in the corporation’s articles of incorporation or in the absence of any provision therefore in the articles of incorporation, then the meetings must be held as directed by the bylaws.

CHANGES IN ARTICLES OF INCORPORATION AND BYLAWS

We have attached to this Proxy Statement as Exhibit B, a draft of the Articles of Continuance that the Board of Directors of NXT anticipates will be filed for the continuance of NXT into an Alberta corporation. We have also attached to this Proxy Statement as Exhibit C a draft of the Bylaws that the Board of Directors of NXT anticipates will be adopted upon the continuance of NXT.

COMPARISON OF NEVADA ARTICLES OF INCORPORATION AND ALBERTA ARTICLES OF CONTINUANCE

Authorized Capital

The Articles of Incorporation of NXT currently authorize NXT to issue up to an aggregate of 50,000,000 shares of common stock and up to an aggregate of 800,000 shares of convertible preferred stock, par value $0.001 per share (the "Preferred Stock"). Following is a description of the rights and preferences associated with the Preferred Stock as presently set forth in NXT’s Articles.

Holders of the Preferred Stock are not entitled to vote except that they may elect members to the Board of Directors equal to one-sixth of all directors of NXT (or such minimum whole number in excess of one-sixth in the event the number of directors on the Board is not a multiple of six) provided that in the event the number of shares of Preferred Stock then outstanding is less than 400,000 shares, such right shall be eliminated.

The Articles provide that certain actions may not be taken without the affirmative vote or consent of a majority of the then outstanding Preferred Stock. The Corporation may not, without such consent:

1. Change, amend, or repeal any of the provisions of the Articles applicable to the Preferred Stock which would adversely affect the rights, preferences, privileges, and restrictions of the Preferred Stock;

2. Increase or decrease the presently authorized number of shares of Preferred Stock;

3. Effect an exchange, reclassification, or cancellation of all or part of the Preferred Stock or effect an exchange, or create a right of exchange, of all or part of the shares of any other class into the Preferred Stock;

4. Create any new class of shares (or any security convertible into such shares) ranking on a parity with or having rights, preferences, or privileges, as to assets, senior to the Preferred Stock;

5. Create any new class of shares (or any security convertible into such shares) ranking on a parity with or having rights, preferences, or privileges, as to assets, junior to the Preferred Stock but senior to Common Stock;

6. Declare, pay or make a distribution with respect to any shares of the capital stock of NXT ranking junior to the Preferred Stock upon liquidation or distribution (except in shares of, or warrants or rights to subscribe for or purchase shares of NXT which are junior to the Preferred Stock as to assets), if after giving effect to that distribution there is an accrued but unpaid "Series A Liquidation Preference" (as defined in the Articles);

7. Merge or consolidate NXT (other than a short-form merger which does not require the vote of the stockholders of NXT) with or into another corporation or corporations;

8. Sell or convey all or substantially all of the assets or business of NXT, except to a wholly owned subsidiary;

9. Dissolve, liquidate or wind-up NXT; or

10. Make an assignment for the benefit of creditors, or file a petition under any federal, state or provincial bankruptcy law or statute, which petition is not vacated within ninety (90) days.

Dividends are payable on the Preferred Stock as and when declared by the Board. The Articles provide that in the event of a voluntary or involuntary liquidation, dissolution, or winding up of NXT, the holders of Preferred Stock will be entitled to receive, out of the assets of NXT, whether those assets are capital or surplus of any nature, an amount equal to $7.50 per share of Preferred Stock, before any payment will be made or any assets distributed to the holders of Shares or any other junior equity security.

The Articles provide further that each share of the Preferred Stock is convertible into Shares at the option of the holder of the Preferred Stock, at any time, at $7.50 divided by the "Conversion Price" (as defined in the Articles). The Articles provide that the initial Conversion Price will be $7.50, subject to adjustment in the event NXT issues additional Shares. Generally, the Conversion Price will be adjusted and reduced in proportion to (i) the number of shares of Shares issued after the initial issuance of Preferred Stock; and (ii) the consideration received by NXT for such Shares (subject to certain exceptions described in the Articles).

The Corporation may redeem the Preferred Stock (subject to the noted conversion rights): (i) two years after the initial issuance of the Preferred Stock; (ii) in the event the holders of the Preferred Stock vote not to approve certain transactions as described in the Articles (provided that only shares which did not vote in favor of the transaction may be redeemed); or (iii) in the event an initial holder of Preferred Stock sells, assigns or otherwise transfers any interest in the Preferred Stock, NXT may redeem any or all of the Preferred Stock sold, assigned or transferred. If NXT elects to redeem shares of Preferred Stock, it must pay $7.50 for each redeemed share.

In 1998, NXT issued all 800,000 authorized shares of Preferred Stock to SFD Investment LLC, an Arkansas limited liability company. In May 2003, all outstanding shares of Preferred Stock were returned to treasury for cancellation pursuant to a further transaction entered in to between NXT and SFD Investment LLC.

Following is a description of the rights and preferences associated with the Common Stock as presently set forth in NXT’s Articles and under Nevada Corporate Law.

Each holder of the Common Stock is entitled to one vote for each share owned of record on matters voted upon by stockholders. Under the Nevada Revised Statutes Chapter 78 (the "Nevada Code") a majority vote is required for all action to be taken by stockholders, except that, subject to certain limited exceptions, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding Common Stock. In the event of a liquidation, dissolution or winding-up of NXT, the holders of the Common Stock are entitled to share equally and ratably in the assets of NXT, if any, remaining after the payment of all debts and liabilities of NXT, and payment of the liquidation preference of any outstanding Preferred Stock. The shares of Common Stock have no preemptive rights, no cumulative voting rights and no redemption, sinking fund or conversion provisions.

Holders of the Common Stock are entitled to receive dividends if, as, and when declared by the Board of Directors out of funds legally available therefor, subject to the dividend and liquidation rights of any preferred stock that may be issued, and subject to any dividend restrictions that may be contained in future credit facilities. Under Nevada law, no dividend or other distribution (including redemptions or repurchases of shares of capital stock) may be made if, after giving effect to such distribution, NXT would not be able to pay its debts as they become due in the usual course of business, or NXT's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if NXT were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The Corporation does not currently intend to pay dividends on the Common Stock.

The Nevada Code contains provisions restricting the ability of a Nevada corporation to engage in business combinations with an interested stockholder. Under the Nevada Code, except under certain circumstances, business combinations with interested stockholders are not permitted for a period of three years following the date such stockholder becomes an interested stockholder. Generally, the Nevada Code defines an interested stockholder as a person who is the beneficial owner, directly or indirectly, of 10% of the outstanding shares of a Nevada corporation. In addition, the Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are those outstanding voting shares of an issuing corporation which an acquiring person, and those persons acting in association with an acquiring person, (i) acquire or offer to acquire in the acquisition of a controlling interest, and (ii) acquire within 90 days immediately preceding the date when the acquiring person became an acquiring person. An "issuing corporation" is a corporation organized in Nevada which has two hundred or more stockholders, at least one hundred of whom are stockholders of record and residents of Nevada, and which does business in Nevada directly or through an affiliated corporation. The Nevada Code also permits directors to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation. As a result, NXT's Board of Directors may have considerable discretion in considering and responding to unsolicited offers to purchase a controlling interest in NXT.

The shares of Common Stock trade on the OTC Bulletin Board under the symbol "ENXT". The transfer agent and registrar for the Common Stock is Jersey Transfer and Trust Co.

The Articles of Continuance of NXT will authorize NXT to issue an unlimited number of shares designated as Common Shares and an unlimited number of shares designated as Preferred Shares. Following is a description of the rights and preferences associated with the Preferred Shares as set forth in NXT’s proposed Articles of Continuance.

The Preferred Shares may be issued in one or more series, each being comprised of the number of shares with the designation, rights, privileges, restrictions and conditions attached to that series of Preferred Shares, including, the rate or amount of dividends or the method of calculating dividends, the dates of payment of dividends, the redemption, purchase and/or conversion prices and terms and conditions of redemption, purchase and/or conversion, and any sinking fund or other provisions, as the board of directions of NXT may fix from time to time. The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of NXT, whether voluntary or involuntary, or any other return of capital or distribution of the assets of NXT among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the Common Shares and over any other shares of NXT ranking junior to the Preferred Shares. The Preferred Shares of any series may also be given other preferences, not inconsistent with the Articles of Continuance, over the Common Shares and any other shares of NXT ranking junior to the Preferred Shares of a series as may be fixed by the board of directors.

If any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred Shares are not paid in full, all series of Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital.

Unless the directors otherwise determine in the articles of amendment designating a series of Preferred Shares, the holder of each share of a series of Preferred Shares shall not, as such, be entitled to receive notice of or vote at any meeting of shareholders, except as otherwise specifically provided in the ABCA.

Other Provisions

The Articles of Continuance also provide that:

1. There must be a minimum of one director and a maximum of 15 directors comprising the board of directors of NXT from time to time.

2. The board of directors, may, between annual general meetings of shareholders, appoint one or more additional directors of NXT to serve until the next annual general meeting of shareholders, but the number of additional directors so appointed shall not at any time exceed one-third of the number of directors who held office at the conclusion or expiration of the last annual general meeting.

3. Meetings of the shareholders of NXT shall be held anywhere in Alberta that the directors determine.

COMPARISON OF NEVADA BYLAWS AND ALBERTA BYLAWS

Following is a comparison of the key differences between the current Bylaws (the "Bylaws") of NXT and the proposed By-law Number 1 (the "Proposed Bylaws") of NXT.

Registered Office

The Corporation’s current Bylaws provide that the registered agent for NXT shall be located within the State of Nevada and shall be designated by the board of directors, who may change the registered agent from time to time as they see fit. The ABCA provides that a corporation shall at all times have a registered office within Alberta and that the directors of the corporation may at any time, change the address or the registered office within Alberta. The registered office of NXT in Alberta will be at Suite 1000, 400 - Third Avenue S.W. ,Calgary, Alberta, T2P 4H2.

Meetings of Shareholders

NXT’s current Bylaws provide that annual meetings of shareholders shall be held each year on a date and at a time designated by the board of Directors and that the date so designated shall be within seven months after the end of NXT’s fiscal year and within fifteen months after the last annual meeting of shareholders has taken place. The proposed Bylaws provide that the board shall call an annual meeting of shareholders to be held not later than eighteen months after the date of incorporation (or continuance) and subsequently, not later than fifteen months after holding the last preceding annual meeting.

NXT’s current Bylaws provide that notice of the meeting must be delivered not less than ten days nor more than sixty days before the meeting. The proposed Bylaws provide that notice of the meeting must be delivered no less than twenty-one days and not more than fifty days before the meeting.

NXT’s current Bylaws provide that a majority of the outstanding shares of NXT entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The proposed Bylaws provide that a quorum of shareholders is present at a meeting of shareholders if at least two persons, present in person or by proxy, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 25% of the shares entitled to vote at the meeting.

NXT’s current Bylaws provide that for the purposes of determining the shareholders entitled to receive notice of a shareholders’ meeting, the board may fix in advance a record date that is not more than sixty days before the date of a shareholders’ meeting. The ABCA provides that for the purpose of determining shareholders entitled to receive notice of a meeting of shareholders, the directors may fix in advance a record date that is no less than twenty-one and not more than 50 days prior to the date on which the meeting is to be held.

Shareholder Action by Written Consent Without a Meeting

NXT’s current Bylaws provide that any action that could be taken at an annual or special meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. Directors may be elected by written consent of the shareholders of all outstanding shares, except that vacancies on the board of directors (other than vacancies created by removal) not filled by the board of directors may be filled by written consent of the holders of a majority of the outstanding shares entitled to vote. The ABCA provides that the board of directors may fill a vacancy among the directors except a vacancy resulting from an increase in the number of directors or from a failure to elect the number of directors required, in which cases the holders of a majority of the shares of NXT must fill the vacancy at a special meeting called by the board or any shareholder for such purpose. The holders of a majority of the shares of NXT may remove any director or directors from office and may fill the vacancy so created at a meeting of shareholders.

Directors

NXT’s current Bylaws provide that the members of NXT’s Board of Directors shall be a minimum of three and a maximum of eleven and that, until a different number within these limits is specified in an amendment to NXT’s current Bylaws, the exact number of authorized directors shall be seven. See " Comparison of Nevada Articles of Incorporation and Alberta Articles of Continuance" for the provisions of the Articles of Continuance.

There are no other significant differences between NXT’s current Bylaws and the proposed Bylaws other than that the proposed Bylaws provide that no business may be transacted at a meeting of directors or a committee of directors unless at least half of the directors present are resident Canadians.

The proposed Bylaws contain additional provisions, such as subsection 2(5) and (6) relating to voting rights in other bodies corporate and withholding information from shareholders, subsection 4(2) relating to qualifications of directors, Section 7 relating to conflict of interest, subsections 9(2), (3), (4), (10), (12) and (14) relating to options and other rights to acquire securities, commissions, securities register, security certificates, securities held jointly and fractional shares and Section 11 relating to notices, among others, have no comparable provisions in NXT’s current Bylaws and, therefore, the proposed Bylaws should be reviewed in full by each shareholder of NXT.

Creditors and Claimants

The Corporation has no reason to believe that any existing creditors will be prejudiced by the continuance. The Corporation is not aware at the present time of any creditors located in the State of Nevada. In addition, to the best of NXT’s knowledge, there are no legal actions pending in Nevada, therefore there are no claimants against NXT that could be prejudiced by the continuance.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO NXT

The Continuance is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be reported as such by NXT. Notwithstanding this qualification, it is expected that the continuance will be taxable to NXT under U.S. income tax law, although NXT does not expect it to result in any material U.S. income tax liability. After the continuance, NXT should be subject to U.S. tax only on income from U.S. sources (generally, income attributable to U.S. business activities or U.S. investments).

Over the past several years, various bills have been introduced in the U.S. Congress to discourage U.S. corporations from relocating to foreign jurisdictions. These so-called anti-inversion proposals include retroactive effective dates and thus, if enacted, may apply to the Continuance. In general, these proposals either treat the new foreign corporation as a U.S. corporation for tax purposes (a "deemed domestication" approach) or impose a "toll charge" on the expatriating entity equal to the tax on the appreciation in its assets. Under a deemed-domestication approach, NXT would presumably continue to be subject to U.S. tax on its worldwide income, although the Continuance itself should be tax free to NXT. Under a toll-charge approach, NXT would presumably be precluded from using losses or credits to offset U.S. income tax on the transaction. NXT, however, does not expect that it would need to rely on such losses or credits and thus would still expect the Continuance to generate no material federal income tax liability.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

The following general discussion summarizes the anticipated principal U.S. federal income tax consequences for shareholders of the proposed continuance. This discussion is based upon the provisions of the Code, the applicable Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, in each case as in effect and available on the date of this proxy statement. All of the foregoing are subject to different interpretations and change, which change could apply with retroactive effect and could affect the tax consequences described below. For example, as noted above, anti-inversion bills introduced in the U.S. Congress include retroactive dates, and could adversely affect the tax consequences of the continuance. There is no assurance the Internal Revenue Service will not challenge one or more of the tax consequences described herein, and NXT has not and will not request any ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the continuance.

This discussion does not address all of the U.S. federal income tax consequences and considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders who, for U.S. federal income tax purposes, are subject to special rules, such as:

  dealers or traders in securities or currencies;
  tax exempt entities;
  banks, financial institutions, or insurance companies;
  grantor trusts;
  real estate investment trusts or regulated investment companies;
  holders who hold NXT Common Stock as part of a straddle, conversion transaction, hedge or other risk reduction transaction;
   investors whose functional currency is not the U.S. dollar;
   holders who acquired their NXT Common Stock within twelve months of the effective date of  the continuance pursuant to the exercise of employee stock options or otherwise as compensation;

  holders that, for U.S. federal income tax purposes, are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts, or foreign estates;
   holders who own, or are deemed to own, 10% or more, determined by voting power or value, of NXT Common Stock;
   holders who do not hold their NXT Common Stock as a capital asset (within the meaning of Section 1221 of the Code); and
   U.S. expatriates.
The tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership.

Further, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local, foreign, or treaty consequences relating to the continuance for shareholders or the ownership and disposition of NXT Common Shares.

The U.S. federal income tax consequences of the continuance for shareholders will depend on whether the continuance qualifies as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. The continuance is intended to qualify and shall be reported by NXT as a reorganization within the meaning of Section 368(a)(1)(F) although it is expected that the continuance will be taxable to NXT under U.S. income tax law. If the continuance does not qualify as a Section 368(a)(1)(F) reorganization or if the transactions are not implemented as planned, the continuance could be taxable for shareholders.

THIS SUMMARY IS OF A GENERAL NATURE ONLY, IS NOT EXHAUSTIVE OF ALL U.S. FEDERAL INCOME TAX CONSIDERATIONS, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER.

EACH SHAREHOLDER IS STRONGLY URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE TRANSACTION CONTEMPLATED BY THIS PROXY STATEMENT AND THE OWNERSHIP AND DISPOSITION OF NXT COMMON SHARES, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS IN HIS OR HER PARTICULAR CIRCUMSTANCES.

This discussion assumes that the continuance qualifies as a Section 368(a)(1)(F) reorganization and that shareholders hold their Common Stock and will continue to hold their Common Shares as capital assets and hold them directly (e.g., not through an intermediate entity such as a corporation, partnership, limited liability company or trust.)

For purposes of this document, a "U.S. Holder" is a beneficial owner of NXT Common Stock that, for U.S. federal income tax purposes, is:

  an individual who is a U.S. citizen or U.S. resident alien;
  a corporation or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
  an estate, whose income is subject to U.S. federal income taxation regardless of its source;

  a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.
  otherwise subject to U.S. federal income taxation on a net income basis on their shares of NXT Common Stock.

For purposes of this document, a "non-U.S. Holder" is a beneficial owner of NXT Common Stock who is not a U.S. Holder.

Consequences To U.S. Holders

Discontinuance and Continuance. U.S. Holders will be deemed to exchange their Common Stock of the Nevada corporation for Common Shares of the Alberta corporation in an exchange under Code Section 354(a). Treasury Regulation Section 1.367(a)-3(a) generally provides that U.S. shareholders who exchange stock in a domestic corporation for stock in a foreign corporation pursuant to an F reorganization are not subject to Section 367 of the Code. As a result, the general nonrecognition rules will apply to the deemed exchange by U.S. Holders and they will not recognize gain or loss on the exchange. Basis in the Common Shares received in the deemed exchange will equal the U.S. Holder’s adjusted basis in the Common Stock transferred in the deemed exchange. The holding period for a U.S. Holder of the Alberta corporation Common Shares will include the holding period of the U.S. Holder with respect to the Nevada corporation Common Stock.

Reporting Requirements. In addition to the return and reporting requirements imposed on taxpayers generally, additional requirements may apply to U.S. Holders. Treasury Regulation Section 1.368-3(b) requires U.S. Holders to report tax-free reorganizations on a statement attached to their U.S. tax returns for the year of the reorganization.

Distributions. Subject to the potential application of anti-deferral rules discussed below, the gross amount of any distribution by NXT of cash or property (other than certain distributions, if any, of Common Shares distributed pro rata to all NXT shareholders) with respect to its Common Shares will be includible in income by a U.S. Holder as dividend income to the extent such distributions are paid out of the current or accumulated earnings and profits of NXT. Note that, as used throughout this discussion, the term "earnings and profits" means any earnings and profits, as determined under the Code, that NXT may have. NXT may not, in fact, have earnings and profits for any particular year.

Such dividends will not be eligible for the dividends received deduction generally allowed to U.S. Holders that are corporations. Subject to the potential application of the anti-deferral rules discussed below, for dividends received in tax years beginning after 2002 and before 2009, dividends received by an individual from U.S. domestic corporations or certain qualified foreign corporations are taxed at the same rates that apply to capital gains. The term "qualified foreign corporation" includes a foreign corporation that is eligible for benefits under a comprehensive tax treaty with the United States which the Treasury Department determines to be satisfactory for purposes of these rules and which includes an exchange of information program. The term also includes stock that is readily tradable on an established securities market in the United States. Legislative history indicates that until the Treasury Department issues guidance regarding the determination of treaties as satisfactory for this purpose, a foreign corporation will be considered to be a qualified foreign corporation if it is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program other than the current U.S.-Barbados income tax treaty. This will include the Convention between the United States of America and Canada with Respect to Taxes on Income and on Capital. The legislative history further indicates the intent that a company will be eligible for benefits of a comprehensive income tax treaty for this purpose if it would qualify for the benefits of the treaty with respect to substantially all of its income in the taxable year in which the dividend is paid. If NXT meets these requirements, dividends distributed to individual U.S. Holders will qualify for the reduced dividend tax rate.

Subject to the potential application of anti-deferral rules discussed below, to the extent, if any, that the amount of any distribution by NXT exceeds NXT’s current and accumulated earnings and profits as determined under U.S. federal income tax principles, it will be treated first as a tax-free return of the U.S. Holder’s adjusted tax basis in the Common Shares and thereafter as capital gain. The amount of any distribution of property other than cash will be the fair market value of such property on the date of distribution.

A foreign tax credit is generally available with respect to foreign source dividends. In general, dividends paid by a foreign corporation are foreign source income, but in certain situations, a high percentage of U.S. business income can cause part of dividends paid by a foreign corporation to have a U.S. source. A three-year base period is used in this determination and part of dividends distributed by NXT may be U.S. source. Nevertheless, there is a special source rule for purposes of the foreign tax credit. A foreign corporation’s dividends are treated as having a U.S. source for foreign tax credit purposes to the extent they exceed the part of the dividends that triggers a dividends received deduction under Section 245(a).

A portion of dividends received by a U.S. Holder with respect to NXT Common Shares may be treated as foreign source income for purposes of calculating such holder’s foreign tax credit limitation and a portion may be U.S. source income. To the extent that dividends distributed by NXT are treated as foreign source income, they generally will constitute passive income.

Special rules apply in determining a taxpayer’s foreign tax credit limitation in the case of dividend income that qualifies for the reduced dividend tax rate. For these purposes, there will be adjustments to the foreign tax credit limitation to reflect any capital gain rate differential.

Sale or Exchange of Common Shares. Subject to the potential application of anti-deferral rules discussed below, a U.S. Holder generally will recognize gain or loss on the sale or exchange of NXT Common Shares equal to the difference between the amount realized on such sale or exchange and the U.S. Holder’s adjusted tax basis in such NXT Common Shares. Such gain or loss will be capital gain or loss. Gain or loss, if any, recognized by a U.S. Holder generally will be treated as U.S. source income or loss for U.S. foreign tax credit purposes. The deductibility of capital losses is subject to limitations.

Anti-Deferral Regimes. The above discussion of U.S. income tax considerations assumes that NXT is not a controlled foreign corporation ("CFC") under Section 957 of the Code, a foreign personal holding company ("FPHC") under Section 552 of the Code, or a passive foreign investment company ("PFIC") under Section 1297 of the Code.

A foreign corporation is a controlled foreign corporation if more than 50% of the vote or value of the company is owned, directly or indirectly (including through attribution), by "U.S. Shareholders", defined as U.S. persons owning 10% or more of the total voting power of the foreign corporation. If a foreign corporation is a CFC, U.S. shareholders are required to include in income, as a deemed dividend, their (i) allocable share of the corporation’s "Subpart F" income and (ii) pro-rata share of the corporation’s earnings invested in U.S. property. Subpart F income includes, among other items, certain types of passive income and income from certain types of transactions with related entities. Also, disposition of CFC shares by a U.S. shareholder may result in ordinary income rather than capital gain treatment.

A foreign corporation is an FPHC if (1) more than 50% of the total combined vote or value of the company is owned, directly or indirectly (including through attribution), by five or fewer U.S. individuals at any time during the taxable year, and (2) 60% in the first year, and 50% in subsequent years, or more of the company’s gross income for such year is derived from certain passive sources (such as dividends, rents, royalties, interest, and certain other items). If a foreign corporation is an FPHC, U.S. shareholders are required to include in gross income for such year their allocable portions of taxable income of the corporation, regardless of whether such income is actually distributed to the shareholders.

NXT will be a CFC or FPHC following the continuance if 50% of the vote or value of the corporation is deemed to be owned by the requisite U.S. shareholders. If NXT is a CFC or FPHC, then in addition to the U.S. tax consequences described above, the U.S. Holders may be required to file a Form 5471 with their U.S. tax returns. As of the effective time of the continuance NXT will not be a CFC.

A non-U.S. corporation will be classified as a passive foreign investment company (a ‘PFIC’) for U.S. federal income tax purposes in any taxable year in which, after applying certain look-through rules, either (1) at least 75 percent of its gross income is passive income or (2) at least 50 percent of the gross value of its assets is attributable to assets that produce passive income or are held for the production of passive income. Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

If NXT is a PFIC, a U.S. Holder of Common Shares generally would be subject to imputed interest charges and other disadvantageous tax treatment with respect to any gain from the sale or exchange of, and certain distributions with respect to, NXT Common Shares. Certain distributions from NXT and gain on disposition of Common Stock of NXT would be taxable to U.S. Holders at the highest U.S. tax rate (even if the transaction would result in a capital gain otherwise taxed at more favorable rates) with the addition of a compound interest charge at the U.S. tax underpayment interest rate.

A U.S. Holder generally could elect, subject to certain limitations, to take its pro rata share of NXT’s undistributed income into gross income as it is earned by NXT (the ‘QEF election’). The QEF election is available to a U.S. Holder only if NXT provides certain information to the IRS. Unless NXT satisfies the IRS’s record keeping requirements, a U.S. Holder may not make the QEF election if NXT is a PFIC. We are considering whether or not we will satisfy the record keeping requirements. If NXT is a PFIC, the U.S. Holders of NXT Common Shares will be required to annually file Form 8621 with their U.S. tax return.

Dividends received from a foreign corporation that is a PFIC or an FPHC, in either the taxable year of the distribution or the preceding taxable year, do not qualify for the reduced dividend tax rate described above under "Distributions."

U.S. Holders are strongly urged to consult their tax advisors regarding the tax consequences that would arise if NXT were treated as a PFIC. In general, if a foreign corporation is a PFIC for any part of a U.S. shareholder’s holding period, the company is always a PFIC with respect to that shareholder.

Information Reporting and Backup Withholding. U.S. backup withholding tax and information reporting requirements generally apply to certain payments to certain noncorporate holders of stock. Information reporting generally will apply to payments of dividends on, and to proceeds from the sale or redemption of, NXT Common Shares made within the U.S. to a holder of NXT Common Shares unless the payee establishes an exemption. A payor will be required to withhold at the then applicable rate on any payments of dividends on, or proceeds from the sale or redemption of NXT Common Shares within the U.S. to a holder (other than an "exempt recipient") if such holder fails to furnish its correct taxpayer identification number or otherwise fails to comply with, or establish an exemption from, such backup withholding tax requirements. Moreover, a payor or middleman may rely on a certification provided by a payee only if such payor or middleman does not have actual knowledge or a reason to know that any information or certification stated in such certificate is incorrect. Any amount withheld under the backup withholding rules may be credited against U.S. federal income tax liability and any excess may be refundable if the proper information is provided to the IRS.

Consequences To Non-U.S. Holders

Discontinuance and Continuance. Non-U.S. Holders will not be subject to U.S. federal income tax on the continuance assuming NXT is not a "U.S. Real Property Holding Company." NXT is not a "U.S. Real Property Holding Company."

Distributions. Non-U.S. Holders will not be subject to U.S. federal income tax on dividend distributions to the extent the distributions represent foreign source income rather than U.S. source income. To the extent the dividends are U.S. source income, they will subject to tax at a flat 30% rate unless a lower treaty rate applies.

Sale or Exchange of Common Shares. A non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the sale, redemption or exchange of NXT Common Shares, assuming NXT is not a U.S. Real Property Holding Company unless:

  the gain is effectively connected with the conduct by the non-U.S. Holder of a U.S. trade or business (or in the case of an applicable tax treaty, attributable to a permanent establishment in the United States);
  the non-U.S. Holder is an individual who has been present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are met; or
  the non-U.S. Holder was a citizen or resident of the United States and is subject to special rules that apply to certain expatriates.

Income or Gain Effectively Connected With a U.S. Trade or Business. The preceding discussion of the tax consequences of the ownership and disposition of NXT Common Shares generally assumes that the holder is not engaged in a U.S. trade or business. If any dividends or gain from the sale, exchange or other taxable disposition of the Common Shares is effectively connected with a U.S. trade or business conducted by the holder (or in the case of an applicable treaty, attributable to the holder’s permanent establishment in the United States) then the income or gain will be subject to U.S federal income tax at regular graduated income tax rates, but will not be subject to withholding tax if certain certification requirements are satisfied. The certification requirements can generally be met by providing a properly executed IRS Form W-8ECI or appropriate substitute form to the payer or paying agent. If a holder is eligible for the benefits of a tax treaty between the United States and the holder’s country of residence, any "effectively connected" income or gain will generally be subject to U.S. federal income tax only if it is also attributable to a permanent establishment maintained by the holder in the United States. If the holder is a corporation, that portion of earnings and profits that is effectively connected with the holder’s U.S. trade or business (or in the case of an applicable tax treaty, attributable to the permanent establishment in the United States) also may be subject to a "branch profits tax" at a 30% rate, although an applicable tax treaty may provide for a lower rate.

Information Reporting and Backup Withholding. Payment of dividends, to the extent they are U.S. source income, generally will be subject to information reporting and withholding tax at a flat rate of 30% unless a lower treaty rate applies and is properly claimed with a withholding certificate.

Payment of the proceeds of a sale of Common Shares effected by the U.S. office of a U.S. or foreign broker will be subject to information reporting requirements and backup withholding unless the holder properly certifies under penalties of perjury as to its foreign status and certain other conditions are met or the holder otherwise establishes an exemption. Information reporting requirements and backup withholding generally will not apply to any payment of the proceeds of the sale of Common Shares effected outside the United States by a foreign office of a broker. However, unless such a broker has documentary evidence in its records that the holder is a non-U.S. Holder and certain other conditions are met, or the holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the sale of Common Shares effected outside the United States by such a broker if it:

  is a United States person;
  derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States;
  is a controlled foreign corporation for U.S. federal income purposes; or

  is a foreign partnership that, at any time during its taxable year, has more than 50% of its income or capital interests owned by United States persons or is engaged in the conduct of a U.S. trade or business.

Any amount withheld under the backup withholding rules may be credited against the holder’s U.S. federal income tax liability and any excess may be refundable if the proper information is provided to the IRS.

CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF TRANSFER OF JURISDICTION

The following discussion summarizes the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the "Tax Act") generally applicable to the shareholders of NXT and to NXT as a result of the discontinuance of NXT under the laws of the State of Nevada of the Unites States and the continuance of NXT into Canada under the laws of the Province of Alberta of Canada. This summary is based upon the current provisions of the Tax Act and the regulations thereunder (the "Regulations") in force as of the date hereof, all specific proposals (the "Proposed Amendments") to amend the Tax Act or the Regulations that have been publicly announced by the Minister of Finance (Canada) prior to the date hereof, the current provisions of the Canada-United States Income Tax Convention (1980) (the "Convention"), and the current published administrative and assessing practices of the Canada Customs and Revenue Agency (the "CCRA"). No assurance can be given that the Proposed Amendments will be enacted in their current proposed form if at all. This summary does not take into account or anticipate any other changes to the law, whether by legislative, governmental or judicial decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations and is not intended to be, nor should it be construed to be, legal or tax advice to any particular shareholder. Therefore, shareholders should consult their own tax advisors with respect to their particular circumstances.

Tax Consequences to the Shareholders

The Continuance will generally not constitute a taxable event under the Tax Act for the shareholders of NXT, whether or not they are resident in Canada. Further, the cost of shares of NXT to a shareholder who at all relevant times, for the purposes of the Tax Act and the Convention or any other applicable income tax treaty or convention, is not resident in Canada or is deemed not to be resident in Canada will generally be deemed to be equal to the fair market value of the shares at the time of Continuance. The result of this deeming rule which resets the cost of the shares is that gains or losses to a shareholder who is not resident in Canada or is deemed not to be resident in Canada in respect of the shares of NXT are calculated under the Tax Act only from the time of Continuance. This deeming provision is not applicable to a shareholder of NXT who at all relevant times, for the purposes of the Tax Act and the Convention or any other applicable income tax treaty or convention, is or is deemed to be resident in Canada or where the shares are considered to be taxable Canadian property immediately before the time of Continuance.

Tax Consequences to NXT

The Continuance will result in NXT immigrating to Canada and being deemed for purposes of the Tax Act to have been incorporated in Alberta, Canada at the time of Continuation and not to have been incorporated in any other jurisdiction. The Corporation will be deemed to have become a resident of Canada at the time of Continuation and its taxation year will be deemed to have ended immediately before the continuance and a new taxation year will be deemed to have begun at that particular time. The Corporation will also be deemed to have disposed of each property owned by it immediately before the continuance during the taxation year ending immediately before the continuance for fair market value proceeds and to have reacquired such property at a cost equal to the amount of such proceeds. The general purpose and effect of the deemed disposition and reacquisition rules is that any gains or losses in respect of the property of NXT are calculated under the Tax Act only from the time of Continuance. However, this rule may accelerate the recognition of gains and payment of tax in Canada by NXT under the Tax Act with respect to certain assets which would otherwise be subject to tax in Canada, including property used by NXT in carrying on business in Canada (other than property the gain on which would be exempt from Canadian tax under the Convention), real property situated in Canada, Canadian resource property and a share of a Canadian corporation (other than shares the gain on which would be exempt from Canadian tax under the Convention). There are also a number of special rules under the Tax Act which may restrict the paid-up capital of the shares of NXT and may result in a deemed dividend to NXT in respect of any shares of a Canadian corporation held by NXT at the time of Continuance. The paid-up capital of the shares of NXT will generally be limited to the cost for Canadian tax purposes of NXT’s assets (after application of the deemed disposition rule on Continuance) less the amount of NXT’s liabilities. Further, if at the time of Continuance, NXT holds shares of a corporation resident in Canada, such Canadian corporation may be deemed to have paid a dividend to NXT immediately before NXT is deemed to dispose of its shares of the Canadian corporation under the deemed disposition rule referred to above. Generally, the deemed dividend is equal to the fair market value of NXT’s shares of the Canadian corporation minus their paid-up capital minus the amount of any capital gain realized by NXT and subject to Canadian tax on the deemed disposition of the shares of the Canadian corporation on Continuance. The result is that the Canadian corporation is effectively treated as if it had distributed to NXT by way of dividend its share of the Canadian corporation’s surplus accrued prior to the continuance. Any such dividend is deemed to be paid to NXT prior to Continuance and is subject to Canadian withholding tax at the rate of 25%, subject to reduction under the Convention.

EFFECT OF TRANSFER OF JURISDICTION ON SHARE TRANSFERABILITY

Upon the completion of the continuance, the issuance by NXT of shares of its Common Stock and other securities and the transfer by stockholders of such securities will continue to be subject to compliance with US federal and state securities and Canadian provincial securities laws. Under these laws, both the valid issuance by NXT of and the valid transfer by stockholders of shares of NXT’s common stock and the other securities to be issued following the continuance of NXT will require either: (a) that NXT Securities are registered through appropriate filings with the U.S. Securities Exchange Commission and relevant U.S. state securities authorities; or (b) that an available exemption from these registration requirements applies to the issuance or transfer and either: (a) that NXT files and delivers a prospectus with the applicable securities regulatory authorities in the relevant Canadian jurisdictions or (b) that an available exemption from these prospectus requirements applies to the issuance or transfer. Unless and until the shares of common stock and t he other securities issued by NXT following completion of the continuance are registered under these laws, the validity of any issuance or transfer of such securities will be subject to and will not be given effect in the absence of confirmation to NXT’s satisfaction that the transaction qualifies for an available exemption from registration requirements. Without limiting or qualifying the foregoing in any way, to the knowledge of NXT, transfers of NXT’s Common Stock (i) held as a result of issuances and/or transfers that occurred prior to the continuance (and not in contemplation of the continuance), (ii) that involve no offer or sale in the U.S., and (iii) that would have qualified for available exemption(s) from U.S. federal and state securities laws registration requirements if effected immediately prior to the continuance generally should continue to be treated as eligible to qualify for these exemption(s) immediately after the continuance.

This discussion of U.S. federal and state and Canadian provincial and territorial securities laws and their application to issuances and transfers of shares of common stock and other securities issued by NXT following completion of the continuance necessarily is general and accordingly is not intended to be and should not be relied upon as legal advice. Therefore, shareholders of NXT should consult with their own counsel with respect to the application of these laws to and in their own particular circumstances.

FORM OF SPECIAL RESOLUTION

The complete text of the special resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

"Be it resolved as a special resolution of NXT that:

1. The Plan of Reorganization be and it is hereby approved and adopted;

2. The Corporation be and is hereby authorized to (a) make application to the Nevada Secretary of State (the

"Secretary") under Chapter 92A.105(1) of the Nevada Revised Statutes ("NRS") for approval to discontinue NXT from Nevada, and make application to the Secretary under the NRS for a Certificate of Discontinuance in respect thereof; (b) continue NXT in the Province of Alberta under Section 188 of the Business Corporations Act (Alberta) ("ABCA"); and (c) file Articles of Continuance and all such other certificates and writings with the Secretary as required in connection with such continuance, resulting in NXT becoming incorporated under and subject to the laws of the Province of Alberta;

3. Subject to the issuance of a Certificate of Continuance and without affecting the validity of NXT and the existence of NXT by or under its charter documents and of any act done thereunder, NXT hereby approves and adopts:

(a) in substitution for the existing Articles of Incorporation of NXT, the Articles of Continuance under the ABCA substantially in the form attached as Exhibit B hereto;

(b) in substitution of the existing By-laws of NXT, By-Law No. 1, being a by-law complying with the laws of the Province of Alberta and relating generally to the affairs of NXT, such by-law to be substantially in the form attached as Exhibit C hereto;

4. Any director or officer of NXT be and is hereby individually authorized and directed for and on behalf of NXT to do all acts and things and to execute under the seal of NXT or otherwise and to deliver all such documents, instruments and writings as may be necessary or desirable in connection with the discontinuance of NXT from the State of Nevada and the continuance of NXT into the Province of Alberta without further resolution; and

5. Notwithstanding the approval of the discontinuance and continuance by special resolution of the shareholders of NXT, the board of directors of NXT, without further shareholder approval, may terminate the discontinuance and the continuance at any time before the filing of the Certificate of Continuance pursuant to the ABCA.

In the absence of contrary directions, the Management Designees intend to vote proxies in the accompanying form in favour of this special resolution.

Our board of directors recommends to our common shareholders that you vote "FOR" the continuance of Energy Exploration Technologies into a corporation organized under the laws of the Province of Alberta. Proxies solicited by our board of directors will be so voted unless the common shareholder tendering the proxy specifies otherwise.

OWNERSHIP OF OUR STOCK

The following table sets forth certain selected information, computed as of the record date of September 26, 2003, about the amount and nature of our securities "beneficially owned" by the following persons as of that date:

  each of our current directors and director-nominees;
  each of our executive officers (the term "executive officer" is defined as our President, Secretary, Chief Financial Officer or Treasurer, any vice-president in charge of a principal business function such as sales, administration or finance, and any other person who performs similar policy making functions for our company);
  each person who is a beneficial owner of more than 5% of any class of our outstanding securities with voting rights; and
  the group comprised of our current directors, director-nominees and executive officers.

Voting by Directors and Executive Officers

It is anticipated that our directors and Named Executive Officers will vote FOR the continuance of NXT into an Alberta corporation. Such directors and executive officers, and their affiliates, hold 33.1% of the votes entitled to be cast at the Special Meeting.

The information contained in the following tables was given to us by the individuals, our transfer agent or entities named. We believe that each of these individuals or entities has sole or shared investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

	STOCK
NAME	AMOUNT	% (1)
Directors & Officers
George Liszicasz (2)	5,235,268(3)	30.8%
383 Arbour Lake Way NE
Calgary, Alberta
T3G 4A2

Dennis R. Hunter	406,266(4)	2.4%
Box 9069
Santa Rosa, CA
95405

Donald E. Foulkes	0	0%
39 Pinnacle Ridge Dr.
Calgary, Alberta
T3Z 3N7

Douglas Rowe	0	0%
246 Artist View Way
Calgary, Alberta
T3N 3N1

Robert Van Caneghan	0	0%
123 Redcliff Road
Staten Island, NY
10305

Scott Schrammar	0	0%
9438 US 19 North, PMB 210
Port Richey, FL
34668

Current directors, director-nominees	5,641,534(5)	33.1%
and executive officers, as a group

5% Shareholders	None	--
(1)	Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 16,971,153 shares of common stock outstanding as of March 26, 2003, together with applicable options and Series A preferred shares for that shareholder. Except as otherwise indicated, we believe the beneficial owners of the common stock have sole voting and investment power over the number of shares listed opposite their names.

(2)	Executive officer.
(3)	Includes 5,062,490 shares of common stock directly by Mr. Liszicasz, 127,778 shares of common stock held by Irina Iascisina, Mr. Liszicasz’s spouse and options exercisable within 60 days of October 1, 2003 to acquire 45,000 shares of common stock.

(4)	Includes 361,266 shares of common stock and options exercisable within 60 days of October 1, 2003 to acquire 45,000 shares of common stock.
(5)	Includes 5,551,534 shares of common stock and options exercisable within 60 days of October 1, 2003 to acquire 90,000 shares of common stock.

By Order of the Board of Directors

/s/ George Liszicasz

George Liszicasz

Chief Executive Officer

Calgary, Alberta, Canada September 20, 2003

EXHIBIT A

PLAN OF REORGANIZATION

Plan of Reorganization under Section 188

of the Business Corporations Act (Alberta) and

Chapter 92A.105(1) of the Nevada Revised Statutes

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Plan of Reorganization, unless the context should otherwise require, the following terms have the following meanings:

(a)

"ABCA" means the Business Corporations Act (Alberta), R.S.A. 2000, c. B-9, as amended;

(b)

"Articles of Continuance" means the articles of continuance in respect of the Continuance required by the ABCA to be sent to the Registrar after the approval of the EET Shareholders is obtained in accordance with the NRS;

(c)

"business day" means any day, other than Saturday, Sunday and a statutory holiday in the Province of Alberta;

(d)

"Continuance" means the discontinuance of EET from the State of Nevada pursuant to NRS Chapter 92A.105(1) and the continuance of EET into the Province of Alberta pursuant to Section 188 of the ABCA, on the terms and conditions set forth in this Plan of Reorganization;

(e)

"Depository" means Jersey Transfer & Trust Company at the offices indicated in the Letter of Transmittal;

(f)

"EET" means Energy Exploration Technologies, a corporation incorporated under the NRS;

(g)

"EET Post-Continuance" means EET immediately following the Continuance;

(h)

"EET Post-Continuance Shareholders" means the holders from time to time of EET post-Continuance Shares;

(i)

"EET Post-Continuance Shares" means common shares in the capital of EET post-Continuance;

(j)

"EET Common Shares" means the shares in the common stock of EET;

(k)

"EET Options" means the outstanding options to purchase EET Common Shares issued pursuant to the EET Stock Option Plans;

(l)

"EET Shareholders" means the holders from time to time of EET Common Shares;

(m)

"EET Stock Option Plans" means

(i)

the independent option grants;

(ii)

the 1997 Employee Stock Option Plan;

2

(iii)

the 1999 Executive Stock Option Plan; and

(iv)

the 2000 Directors Stock Option Plan.

(n)

"Effective Date" means the date the Continuance is made effective under the ABCA;

(o)

"Effective Time" means 12:01 a.m. (Calgary time) on the Effective Date;

(p)

"Letter of Transmittal" means the letter forwarded by EET to the EET Shareholders concurrently with the forwarding of the Proxy Statement for the Meeting;

(q)

"Meeting" means the meeting of EET Shareholders called to approve, among other things, the Continuance;

(r)

"NRS" means the Nevada Revised Statutes, as amended;

(s)

"Person" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government, regulatory authority or other entity;

(t)

"Plan of Reorganization" or "Plan" means this plan of reorganization and any amendment or variation thereto made in accordance with Section 7.3 hereof;

(u)

"Proxy Statement" means the proxy statement to be prepared and sent to the EET Shareholders in connection with the Meeting; and

(v)

"Registrar" means the Registrar appointed pursuant to Section 263 of the ABCA.

1.2

Interpretation Not Affected by Headings

The division of this Plan into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan.

1.3

Article References

Unless the contrary intention appears, references in this Plan to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Plan.

1.4

Number and Gender

In this Plan, unless the contrary intention appears, words importing the singular include the plural and vice versa; words importing gender shall include all genders; and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof).

1.5

Date for Any Action

If the date on which any action is required to be taken hereunder by any of the parties is not a business day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a business day in such place.

3

1.6

Currency

Unless otherwise stated, all references in this Plan to sums of money are expressed in lawful money of Canada.

1.7

Payments

Any payments to be made hereunder shall be made without interest and less any tax required by law to be deducted and withheld.

ARTICLE 2
PURPOSE AND EFFECT OF THE PLAN OF REORGANIZATION

2.1

Plan of Reorganization

This Plan of Reorganization, upon filing of the Articles of Continuance and upon the effectiveness of such Articles of Continuance, will become effective in the sequence set out in Section 3.1 (except as otherwise provided therein) and be binding from and after the Effective Time.

2.2

Conditions Precedent

The implementation of this Plan of Continuance is expressly subject to the fulfilment and/or waiver by EET of the following conditions precedent:

(a)

shareholder approval by the holders of a majority of the issued and outstanding EET Common Shares; and

(b)

consents, waivers, permits, orders and approvals of the Nevada Secretary of State to the Continuance have been obtained in accordance with the NRS.

2.3

United States Shareholders

The Continuance is intended to and shall be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and for this purpose this Plan of Reorganization will constitute the "plan of reorganization".

ARTICLE 3
THE CONTINUANCE

3.1

Continuance

As at the Effective Time, each one (1) issued and outstanding EET Common Share shall thereafter represent one (1) EET Post-Continuance share and each one (1) issued and outstanding EET Option shall thereafter entitle the holder to acquire one (1) EET Post-Continuance Share, with all other terms remaining the same.

ARTICLE 4
EET POST-CONTINUANCE

4.1

Name

Immediately following the Continuance, the name of EET Post-Continuance shall be "Energy Exploration Technologies Inc.".

4

4.2

Registered Office

Immediately following the Continuance, the registered office of EET Post-Continuance shall be located in the City of Calgary, in the Province of Alberta and the address of the registered office of EET Post-Continuance shall be Suite 1000, 400 - 3rd Avenue S.W., Calgary, Alberta, T2P 4H2.

4.3

Authorized Capital

EET Post-Continuance shall be authorized to issue an unlimited number of EET Post-Continuance Shares.  Each EET Post-Continuance Share will entitle the holder to one vote per share at all shareholder meetings, to any dividends declared by the directors on the EET Post-Continuance Shares and to receive the remaining property of EET Post-Continuance on dissolution.  EET Post-Continuance shall also be authorized to issue an unlimited number of preferred shares in one or more series with the designation and rights, restrictions, conditions and privileges as determined by the directors prior to creation or issue of any series of preferred shares.

4.4

Number of Directors

The board of directors of EET Post-Continuance shall, until otherwise changed in accordance with the ABCA, consist of five directors.

4.5

Initial Directors

The directors of EET Post-Continuance immediately following the Continuance will be the same as the existing directors of EET at the Effective Time.

4.6

By-laws

The by-laws of EET Post-Continuance shall be in the form attached as Schedule 1 hereto.

4.7

Articles

Except as specifically amended herein, the Articles of Continuance of EET Post-Continuance shall be in the form attached as Schedule 2 hereto.

ARTICLE 5
CERTIFICATES; FRACTIONAL SECURITIES

5.1

EET Common Shares

From and after the Effective Time, certificates formerly representing EET Common Shares shall cease to represent such shares and shall represent EET Post-Continuance Shares in accordance with Section 3.1.

5.2

Surrender of Certificates

Holders of EET Common Shares at the Effective Time shall be entitled to receive new certificates representing the EET Post-Continuance Shares to which such holders are entitled pursuant to the provisions hereof as soon as practicable after the Effective Date upon delivery to the Depository of a duly completed Letter of Transmittal, the certificates formerly representing the EET Common Shares and such other documents and instruments as may be reasonably required by the Depository. The Depository shall register and make available or send certificates representing EET Post-Continuance Shares as directed in each properly completed Letter of Transmittal.

5

5.3

Convertible Securities

From and after the Effective Time, certificates or agreements formerly representing EET Options shall cease to represent a right to purchase EET Common Shares and shall represent a right to purchase EET Post-Continuance Shares on identical terms.

5.4

Fractional Securities

No certificates representing fractional EET Post-Continuance Shares shall be issued.

5.5

Lost or Stolen Certificates

In the event that any certificate, which immediately prior to the Effective Time represented one or more EET Common Shares, shall have been lost, apparently destroyed, wrongfully taken or mislaid, the holder shall send its completed Letter of Transmittal to the Depositary, along with a letter describing the loss. The Depositary will respond to such holder with replacement requirements, which must be properly completed and submitted in good order to the Depositary.

ARTICLE 6
GENERAL

6.1

Effective Time

No portion of this Plan of Reorganization shall take effect with respect to EET or any Person until the Effective Time.

6.2

Paramountcy

From and after the Effective Time: (i) this Plan of Reorganization shall take precedence and priority over any and all securities issued prior to the Effective Time; (ii) the rights and obligations of the registered holders, beneficial holders, any trustee and transfer agent therefor and EET or EET Post-Continuance shall be solely as provided for in this Plan of Reorganization; and (iii) all actions, causes of action, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to any securities shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

6.3

Plan of Reorganization Amendment

EET reserves the right to amend, modify and/or supplement this Plan of Reorganization at any time and from time to time provided that any such amendment, modification or supplement must be contained in a written document which is: (i) agreed to by the Board of Directors of EET; and (ii) if so required, communicated to the EET Shareholders in the manner required by the NRS.

Any amendment, modification or supplement to this Plan of Reorganization may be proposed by EET at any time prior to or at the Meeting, with or without any prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting, shall become part of this Plan of Reorganization for all purposes.

Any amendment, modification or supplement to this Plan of Reorganization may be made unilaterally by EET Post-Continuance after the Effective Date without the approval of the EET Post-Continuance Shareholders, provided that: (i) it is approved by the Board of Directors of EET Post-Continuance; and (ii) it concerns a matter which, in the reasonable opinion of EET Post-Continuance, is of an administrative nature required to better give effect to the implementation of this Plan of Reorganization and is not adverse to the financial or economic interests of any class of the shareholders of EET Post-Continuance.

6

6.4

Termination

At any time up until the Effective Date, EET may determine not to proceed with this Plan of Reorganization, or to terminate this Plan of Reorganization, notwithstanding any prior approvals given at the Meeting.

6.5

Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Reorganization shall occur and be deemed to occur in the order set out herein without any additional act or formality, each of the persons affected hereby shall make, do and execute, or cause to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by the Parties in order to better implement this Plan of Reorganization.

6.6

Notices

Any notices or communication to be made or given hereunder shall be in writing and shall refer to this Plan of Reorganization and may, subject as hereinafter provided, be made or given by the person making or giving it or by any agent of such Person authorized for that purpose by personal delivery, by prepaid mail or by telecopier addressed to the respective parties as follows:

(a)

if to EET or EET Post-Continuance:

Suite 700, Phoenix Place

840 - 7th Avenue SW

Calgary, Alberta

T2P 3G2

Attention:  President

Fax:  (403) 264-6442

with a copy to:

Borden Ladner Gervais LLP

1000, 400 - 3rd Avenue, S.W.

Calgary, Alberta

T2P 4H2

Attention:  Suzanne Loov

Fax:  (403) 266-1395

(b)

if to an EET Shareholder or EET Post-Continuance Shareholder:

to the last known address for

such EET Shareholder or EET Post-Continuance Shareholder

as shown on the books maintained

by the transfer agent;

7

or to such other address as any such Person may from time to time notify the others in accordance with this Section. In the event of any strike, lock-out or other event which interrupts postal service in any part of Canada or the United States, all notices and communications during such interruption may only be given or made by personal delivery or by telecopier, and any notice or other communication given or made by prepaid mail prior to the third (3rd) business day immediately preceding the commencement of such interruptions shall be deemed to have been given or made. All such notices and communications shall be deemed to have been received, in the case of notice by telecopier or by delivery, on the day of such transmission or delivery and, in the case of notice mailed as aforesaid, on the third (3rd) business day following the date on which such notice or other communication is mailed. Accidental failure or omission by the Parties to give a notice contemplated hereunder to any particular holder, or events beyond the reasonable control of the Parties (including inability to utilize postal services and/or transmission interruptions) shall not invalidate the subject matter for which the notice was intended, this Plan of Reorganization or any action taken by any Person pursuant to this Plan of Reorganization, but if any such failure or omission is brought to the attention of the Parties, it shall be rectified by the Parties by the method and in the time most reasonably practicable in the circumstances.

8

BUSINESS CORPORATIONS ACT (SECTION 188, 273 AND 274)		FORM 11
ALBERTA REGISTRIES
ARTICLES OF CONTINUANCE
1. NAME OF CORPORATION:		2. CORPORATE ACCESS NO.:
Energy Exploration Technologies Inc.
3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:
Schedule "A" attached
4. RESTRICTIONS, IF ANY, ON SHARE TRANSFERS:
None
5. NUMBER (OR MINIMUM AND MAXIMUM NUMBER OF DIRECTORS:
Minimum of one and maximum of 15
6. RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON:
None
7. IF CHANGE OF NAME EFFECTED, PREVIOUS NAME:
n/a
8. OTHER PROVISIONS, IF ANY:
Schedule "B" attached
DATE	SIGNATURE	TITLE

FOR DEPARTMENTAL USE ONLY

FILED

CCA-06.111

Schedule "A"

SHARE STRUCTURE

Attached to and Forming Part of the Articles of

Energy Exploration Technologies Inc.

______________________________________________________________________

The Corporation is authorized to issue an unlimited number of shares designated as Common Shares and an unlimited number of shares designated as Preferred Shares.

(a)

Common Shares

The Common Shares shall have attached to them the rights, privileges, restrictions and conditions as hereinafter set forth.

(i)

Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, each holder of a Common Share is entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Corporation.

(ii)

Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to receive dividends if, as and when declared by the directors of the Corporation.

(iii)

Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to share equally in the remaining property of the Corporation upon liquidation, dissolution or winding-up of the Corporation.

(b)

Preferred Shares

The Preferred Shares shall have attached to them, as a class, the rights, privileges, restrictions and conditions as hereinafter set forth.

(i)

The Preferred Shares may from time to time be issued in one or more series and, subject to the following provisions, and subject to the sending of articles of amendment in prescribed form and the issuance of a certificate of amendment in respect thereof, the directors may fix from time to time and before issue of a series of Preferred Shares, the number of shares which are to comprise that series and the designation, rights, privileges, restrictions and conditions to be attached to that series of Preferred Shares including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment of dividends, the redemption, purchase and/or conversion prices and terms and conditions of redemption, purchase and/or conversion, and any sinking fund or other provisions.

(ii)

The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the Preferred Shares.  The Preferred Shares of any series may also be given other preferences, not inconsistent with these articles, over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares of a series as may be fixed in accordance with clause (b)(i).

(iii)

If any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred Shares are not paid in full, all series of Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital.

(iv)

Unless the directors otherwise determine in the articles of amendment designating a series of Preferred Shares, the holder of each share of a series of Preferred Shares shall not, as such, be entitled to receive notice of or vote at any meeting of shareholders, except as otherwise specifically provided in the Business Corporations Act (Alberta).

Schedule "B"

OTHER RULES OR PROVISIONS

Attached to and Forming Part of the Articles of

Energy Exploration Technologies Inc.

(a)

The directors may, between annual general meetings, appoint 1 or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

(b)

Meetings of shareholders of the Corporation shall be held anywhere in Alberta that the directors determine.

BY-LAW NUMBER 1

A BY-LAW RELATING GENERALLY

TO THE TRANSACTION OF THE

BUSINESS AND AFFAIRS OF

ENERGY EXPLORATION TECHNOLOGIES INC.

CONTENTS

SECTION 1 DEFINITIONS AND INTERPRETATION		1

(1)	Definitions	1
(2)	Interpretation	2
(3)	Headings	2
(4)	By-laws Subject to the ABCA	2

SECTION 2 BUSINESS OF THE CORPORATION		2

(1)	Execution of Documents	2
(2)	Cheques, Drafts and Notes	2
(3)	Corporate Seal	3
(4)	Banking Arrangements	3
(5)	Voting Rights in Other Bodies Corporate	3
(6)	Withholding Information from Shareholders	3
(7)	Divisions	3

SECTION 3 BORROWING		3

(1)	Borrowing Power	3

SECTION 4 DIRECTORS		4

(1)	Management of Business	4
(2)	Qualification	4
(3)	Number of Directors	4
(4)	Increase Number	5
(5)	Decrease Number	5
(6)	Election and Term	5
(7)	Removal of Directors	5
(8)	Consent	5
(9)	Ceasing to Hold Office	5
(10)	Filling Vacancies	6
(11)	Delegation to a Managing Director or Committee	6
(12)	Remuneration and Expenses	6
(13)	Annual Financial Statements	7

SECTION 5 MEETINGS OF DIRECTORS		7

(1)	Calling Meetings	7
(2)	Notice	7
(3)	Notice of Adjourned Meeting	8
(4)	Meetings Without Notice	8
(5)	Waiver of Notice	8
(6)	Quorum	8
(7)	Regular Meetings	8
(8)	Chairperson of Meetings	8

i

(9)	Decision on Questions	8
(10)	Meeting by Telephone	9
(11)	Resolution in Lieu of Meeting	9

SECTION 6 OFFICERS AND APPOINTEES OF THE BOARD		9

(1)	Appointment of Officers	9
(2)	Term of Office	9
(3)	Duties of Officers	9
(4)	Remuneration	9
(5)	Chairperson of the Board	10
(6)	Managing Director	10
(7)	President	10
(8)	Vice-President	10
(9)	Secretary	10
(10)	Treasurer	10
(11)	Agents and Attorneys	10

SECTION 7 CONFLICT OF INTEREST		11

(1)	Disclosure of Interest	11
(2)	Approval and Voting	11
(3)	Effect of Conflict of Interest	11

SECTION 8 LIABILITY AND INDEMNIFICATION		12

(1)	Limitation of Liability	12
(2)	Indemnity	12
(3)	Insurance	13

SECTION 9 SECURITIES		13

(1)	Shares	13
(2)	Options and Other Rights to Acquire Securities	13
(3)	Commissions	13
(4)	Securities Register	13
(5)	Transfer Agents and Registrars	14
(6)	Dealings with Registered Holders	14
(7)	Transfers of Securities	14
(8)	Registration of Transfers	14
(9)	Lien	14
(10)	Security Certificates	15
(11)	Entitlement to a Security Certificate	15
(12)	Securit ies Held Jointly	15
(13)	Replacement of Security Certificates	15
(14)	Fractional Shares	15

SECTION 10 MEETINGS OF SHAREHOLDERS		16

(1)	Annual Meeting of Shareholders	16
(2)	Special Meetings of Shareholders	16

ii

(3)	Special Business	16
(4)	Place and Time of Meetings	16
(5)	Notice of Meetings	16
(6)	Notice of Adjourned Meetings	17
(7)	Waiver of Notice	17
(8)	Shareholder List	17
(9)	Persons Entitled to Vote	17
(10)	Chairperson of Meetings	18
(11)	Scrutineer	18
(12)	Procedure at Meetings	18
(13)	Persons Entitled to be Present	18
(14)	Quorum	19
(15)	Loss of Quorum	19
(16)	Proxy Holders and Representatives	19
(17)	Time for Deposit of Proxies	19
(18)	Revocation of Proxies	19
(19)	Joint Shareholders	20
(20)	Decision on Questions	20
(21)	Voting by Show of Hands	20
(22)	Voting by Ballot	20
(23)	Number of Votes	20
(24)	Meeting by Telephone	20
(25)	Resolution in Lieu of Meeting	21

SECTION 11 NOTICES		21

(1)	Method of Notice	21
(2)	Notice to Joint Shareholders	21
(3)	Notice to Successors	21
(4)	Non-Receipt of Notices	21
(5)	Failure to Give Notice	22

iii

SECTION 1
DEFINITIONS AND INTERPRETATION

(1)

Definitions

In the by-laws, unless the context otherwise requires:

(a)

"ABCA" means the Business Corporations Act (Alberta), as amended;

(b)

"appoint" includes elect and vice versa;

(c)

"Articles" includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)

"Board" means the board of directors of the Corporation;

(e)

"By-laws" means this by-law and all other by-laws of the Corporation from time to time in force;

(f)

"Corporation" means Energy Exploration Technologies Inc.;

(g)

"Director" means an individual who is elected or appointed as a director of the Corporation;

(h)

"Indemnified Party" has the meaning set out in Section 8 for purposes of that section;

(i)

"Officer" means an officer of the Corporation appointed by the Board;

(j)

"Record Date" means, for the purpose of determining Shareholders entitled to receive notice of a meeting of Shareholders:

(i)

the date fixed in advance by the Board for that determination which precedes the date on which the meeting is to be held by not more than fifty (50) days and not less than twenty one (21) days,

(ii)

if no date is fixed by the Board, at the close of business on the last business day which precedes the day on which the notice is sent, or

(iii)

if no notice is sent, the day on which the meeting is held;

(k)

"Recorded Address" means:

(i)

in the case of a Shareholder, the Shareholder's latest address as shown in the Corporation's records or those of its transfer agent,

(ii)

in the case of joint Shareholders, the latest address as shown in the Corporation's records or those of its transfer agent in respect of those joint holders, or the first address appearing if there is more than one address,

(iii)

in the case of a Director, the Director's latest address as shown in the Corporation's records or in the last notice of directors filed with the Registrar, and

(iv)

in the case of an Officer or auditor of the Corporation, that person's latest address as shown in the Corporation's records;

(l)

"Registrar" means the Registrar of Corporations or a Deputy Registrar of Corporations appointed under the ABCA;

(m)

"Regulations" means the Regulations, as amended, in force from time to time under the ABCA; and

(n)

"Shareholder" means a shareholder of the Corporation.

(2)

Interpretation

In the by-laws, except if defined in this section or the context does not permit:

(a)

words and expressions defined or used in the ABCA have the meaning or use given to them in the ABCA;

(b)

words importing the singular include the plural and vice versa;

(c)

words importing gender include masculine, feminine and  neuter genders; and

(d)

words importing persons include bodies corporate.

(3)

Headings

The headings used in the by-laws are inserted for convenience of reference only.  The headings are not to be considered or taken into account in construing the terms of the by-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the by-laws.

(4)

By-laws Subject to the ABCA

The by-laws are subject to the provisions of the ABCA and the Regulations, to any unanimous shareholder agreement and to the Articles, in that order.

SECTION 2
BUSINESS OF THE CORPORATION

(1)

Execution of Documents

Documents may be executed on behalf of the Corporation in the manner and by the persons as the Board may designate by resolution from time to time.

(2)

Cheques, Drafts and Notes

Cheques, drafts or orders for the payment of money, notes, acceptances and bills of exchange shall be executed in the manner and by the persons as the Board may designate by resolution from time to time.

(3)

Corporate Seal

The Board may, by resolution, adopt a corporate seal containing the name of the Corporation as the corporate seal.  A document issued by or executed on behalf of the Corporation is not invalid only because the corporate seal is not affixed to that document.  A document requiring authentication by the Corporation does not require it to be under seal.

(4)

Banking Arrangements

The Board may open any bank accounts as the Corporation may require at a financial institution designated by resolution of the Board from time to time.  The Board may adopt, authorize, execute or deposit any document furnished or required by the financial institution and may do any other thing as may be necessarily incidental to the banking and financial arrangements of the Corporation.

(5)

Voting Rights in Other Bodies Corporate

The persons designated by the Board to execute documents on behalf of the Corporation may execute and deliver instruments of proxy and arrange for the issue of voting certificates or other evidence of the right to exercise voting rights attached to any securities held by the Corporation in another body corporate.  The instruments, certificates or other evidence shall be in favour of the person that is designated by the persons executing the instruments of proxy or arranging for the issue of voting certificates or other evidence of the right to exercise voting rights.  In addition, the Board may direct the manner in which and the person by whom any particular voting right or class of voting rights may be exercised.

(6)

Withholding Information from Shareholders

No Shareholder is entitled to obtain any information respecting any detail or conduct of the Corporation's business which, in the opinion of the Board, would not be in the best interests of the Shareholders or the Corporation to communicate to the public.

The Board may determine whether and under what conditions the accounts, records and documents of the Corporation are open to inspection by the Shareholders.  No Shareholder has a right to inspect any account, record or document of the Corporation except as conferred by the ABCA or authorized by resolution of the Board or by resolution passed at a meeting of Shareholders.

(7)

Divisions

The Board may cause any part of the business and operations of the Corporation to be segregated or consolidated into one or more divisions upon any basis as the Board considers appropriate.  Any division may be designated by a name as the Board determines and may transact business under that name.  The name of the Corporation must be set out in legible characters in and on all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of any division of the Corporation.

SECTION 3
BORROWING

(1)

Borrowing Power

Without limiting the borrowing power of the Corporation provided by the ABCA, the Board may, without authorization of the Shareholders:

(a)

borrow money on the credit of the Corporation;

(b)

issue, reissue, sell or pledge debt obligations of the Corporation;

(c)

subject to Section 45 of the ABCA, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)

mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors may, by resolution, delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

SECTION 4
DIRECTORS

(1)

Management of Business

The Board shall manage the business and affairs of the Corporation.  Every Director must comply with the ABCA, the Regulations, the Articles and the By-laws.

(2)

Qualification

A person is disqualified for election as a Director if that person:

(a)

is less than 18 years of age;

(b)

is

(i)

a dependant adult as defined in the Dependent Adults Act (Alberta) or the subject of a certificate of incapacity under that Act,

(ii)

a formal patient as defined in the Mental Health Act (Alberta),

(iii)

the subject of an order under The Mentally Incapacitated Persons Act (Alberta) appointing a committee of his or her person, estate or both, or

(iv)

a person who has been found to be of unsound mind by a court elsewhere than in Alberta;

(c)

is not an individual; or

(d)

has the status of bankrupt.

A Director is not required to hold shares issued by the Corporation.

(3)

Number of Directors

The Board is to consist of that number of Directors permitted by the Articles.  In the event the Articles permit a minimum and maximum number of Directors, the Board is to consist of the number of Directors the Shareholders determine by ordinary resolution.  The number of Directors at any one time may not be less than the minimum or more than the maximum number permitted by the Articles.

(4)

Increase Number

The Shareholders may amend the Articles to increase the number, or the minimum or maximum number, of Directors.  Upon the adoption of an amendment increasing the number or minimum number of Directors, the Shareholders may, at the meeting at which they adopt the amendment, elect the additional number of Directors authorized by the amendment.  Upon the issue of a certificate of amendment, the Articles are deemed to be amended as of the date the Shareholders adopted the amendment.

(5)

Decrease Number

The Shareholders may amend the Articles to decrease the number, or the minimum or maximum number, of Directors.  No decrease shortens the term of an incumbent Director.

(6)

Election and Term

Each Director named in the notice of directors filed at the time of incorporation holds office from the issue of the certificate of incorporation until the first meeting of Shareholders.  The Shareholders are to elect Directors by ordinary resolution at the first meeting of Shareholders and at each succeeding annual meeting at which an election of Directors is required.  The elected Directors are to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election.   A Director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of Shareholders following the Director's election.  If Directors are not elected at a meeting of Shareholders, the incumbent Directors continue in office until their respective successors are elected.

(7)

Removal of Directors

The Shareholders may by ordinary resolution passed at a special meeting of Shareholders remove a Director from office.  Any vacancy created by the removal of a Director may be filled at the meeting at which the Director was removed, failing which the vacancy may be filled by the Directors.

(8)

Consent

No election or appointment of an individual as a Director is effective unless:

(a)

the individual was present at the meeting when elected or appointed and did not refuse to act as Director; or

(b)

if the individual was not present at the meeting when elected or appointed as a Director, the individual

(i)

consented in writing to act as a Director before the individual's election or appointment or within 10 days after it, or

(ii)

has acted as a Director pursuant to the election or appointment.

(9)

Ceasing to Hold Office

A Director ceases to hold office when:

(a)

the Director dies or resigns;

(b)

the Director is removed from office by the Shareholders; or

(c)

the Director ceases to be qualified for election as a Director under Subsection 4(2) above.

A Director's resignation is effective at the time a written resignation is sent to the Corporation, or at the time specified in the resignation, whichever is later.

(10)

Filling Vacancies

The Directors may fill a vacancy in the Board, except a vacancy resulting from an increase in the number or minimum number of Directors or from a failure to elect the number or minimum number of Directors required by the Articles.  If there is not a quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must immediately call a special meeting of Shareholders to fill the vacancy.  If the Directors fail to call a meeting, or if there are no Directors then in office, the meeting may be called by any Shareholder.

(11)

Delegation to a Managing Director or Committee

The Directors may appoint from their number a Managing Director or a committee of Directors.  At least half of the members of a committee of Directors must be resident Canadians.  A Managing Director must be a resident Canadian.  The Directors may delegate to a Managing Director or a committee of Directors any of the powers of the Directors.  However, no Managing Director and no committee of Directors has authority to:

(a)

submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)

fill a vacancy among the Directors or in the office of auditor;

(c)

issue securities, except in the manner and on the terms authorized by the Directors;

(d)

declare dividends;

(e)

purchase, redeem or otherwise acquire shares issued by the Corporation, except in the manner and on the terms authorized by the Directors;

(f)

pay a commission in connection with the sale of shares of the Corporation;

(g)

approve a management proxy circular;

(h)

approve any financial statements; or

(i)

adopt, amend or repeal By-laws.

(12)

Remuneration and Expenses

The Directors are entitled to receive remuneration for their services in the amount as the Board determines.  Subject to the Board's approval, the Directors are also entitled to be reimbursed for traveling and other expenses incurred by them in attending meetings of the Board or any committee of Directors or in the performance of their duties as Directors.

Nothing contained in the by-laws precludes a Director from serving the Corporation in another capacity and receiving remuneration for acting in that other capacity.

The Directors must disclose to the Shareholders the aggregate remuneration paid to the Directors.  The disclosure must be in a written document to be forwarded to the Shareholders prior to every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented such annual meeting.

(13)

Annual Financial Statements

The Board must place before the Shareholders at every annual meeting of Shareholders financial statements which have been approved by the Board as evidenced by the signature of not less that two (2) of the Directors, the report of the auditor and any further information respecting the financial position of the Corporation and the results of its operations that is required by the ABCA, the Regulations, the Articles, the by-laws or any unanimous shareholder agreement.

SECTION 5
MEETINGS OF DIRECTORS

(1)

Calling Meetings

The Chairperson of the Board, the Managing Director or any Director may call a meeting of Directors.  A meeting of Directors or of a committee of Directors may be held within or outside of Alberta at the time and place indicated in the notice referred to in Subsection 5(2) below.

(2)

Notice

Notice of the time and place of a meeting of Directors or any committee of Directors must be given to each Director or each Director who is a member of a committee not less than forty eight (48) hours before the time fixed for that meeting.  Notice must be given in the manner prescribed in Section 11.  A notice of a meeting of Directors need not specify the purpose of the business to be transacted at the meeting except when the business to be transacted deals with a proposal to:

(a)

submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)

fill a vacancy among the Directors or in the office of auditor;

(c)

issue securities;

(d)

declare dividends;

(e)

purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)

pay a commission in connection with the sale of shares of the Corporation;

(g)

approve a management proxy circular;

(h)

approve any financial statements; or

(i)

adopt, amend or repeal By-laws.

(3)

Notice of Adjourned Meeting

Notice of an adjourned meeting of Directors is not required if a quorum is present at the original meeting and if the time and place of the adjourned meeting is announced at the original meeting.  If a meeting is adjourned because a quorum is not present, notice of the time and place of the adjourned meeting must be given as for the original meeting.  The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

(4)

Meetings Without Notice

No notice of a meeting of Directors or of a committee of Directors needs to be given:

(a)

to a newly elected Board following its election at an annual or special meeting of Shareholders; or

(b)

for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board, if a quorum is present.

(5)

Waiver of Notice

A Director may waive, in any manner, notice of a meeting of Directors or of a committee of Directors.  Attendance of a Director at a meeting of Directors or of a committee of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(6)

Quorum

The Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed,  a majority of the Directors or of a committee of Directors holding office at the time of the meeting constitutes a quorum.  No business may be transacted unless at least half of the Directors present are resident Canadians.

(7)

Regular Meetings

The Board may by resolution establish one or more days in a month for regular meetings of the Board at a time and place to be named in the resolution.  No notice is required for a regular meeting.

(8)

Chairperson of Meetings

The Chairperson of any meeting of Directors is the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting:  Chairperson of the Board, Managing Director, or President.  If none of the foregoing Officers are present, the Directors present may choose one of their number to be Chairperson of the meeting.

(9)

Decision on Questions

Every resolution submitted to a meeting of Directors or of a committee of Directors must be decided by a majority of votes cast at the meeting.  In the case of an equality of votes, the Chairperson does not have a casting vote.

(10)

Meeting by Telephone

If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other.  A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(11)

Resolution in Lieu of Meeting

A resolution in writing executed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors.  A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be executed in one or more counterparts, all of which together constitute the same resolution.  A counterpart executed by a Director and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally executed counterpart.

SECTION 6
OFFICERS AND APPOINTEES OF THE BOARD

(1)

Appointment of Officers

The Directors may designate the offices of the Corporation, appoint, as officers, individuals of full capacity, specify their duties and delegate to them powers to manage the business and affairs of the Corporation, except those powers referred to in Section 4 which may not be delegated to a Managing Director or to a committee of Directors.  Unless required by the by-laws, an Officer does not have to be a Director.  The same individual may hold two or more offices of the Corporation.

(2)

Term of Office

An Officer holds office from the date of the Officer's appointment until a successor is appointed or until the Officer's resignation or removal.  An Officer may resign by giving written notice to the Board.  All Officers are subject to removal by the Board, with or without cause.

(3)

Duties of Officers

An Officer has all the powers and authority and must perform all the duties usually incident to, or specified in the by-laws or by the Board for, the office held.

(4)

Remuneration

The Officers are entitled to receive remuneration for their services in an amount as determined by the Board.  The Directors must disclose to the Shareholders the aggregate remuneration paid to the five highest Officers in accordance with the rules and regulations of any stock exchange on which its shares are listed.  The disclosure must be in a written document to be forwarded to the Shareholders prior to every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented such annual meeting.

(5)

Chairperson of the Board

If appointed and present at the meeting, the Chairperson of the Board presides at all meetings of Directors, committees of Directors and, in the absence of the President, at all meetings of Shareholders.  The Chairperson of the Board must be a Director.

(6)

Managing Director

If appointed, the Managing Director is responsible for the general supervision of the affairs of the Corporation.  During the absence or disability of the Chairperson of the Board, or if no Chairperson of the Board has been appointed, the Managing Director exercises the functions of that office.  Subject to Section 4, the Board may delegate to the Managing Director any of the powers of the Board.

(7)

President

If appointed, the President is the chief executive officer of the Corporation responsible for the management of the business and affairs of the Corporation.  During the absence or disability of the Managing Director, or if no Managing Director has been appointed, the President also exercises the functions of that office.  The President may not preside as Chairperson at any meeting of the Directors or of any committee of Directors unless the President is a Director.

(8)

Vice-President

During the absence or disability of the President, or if no President has been appointed, the Vice-President or if there is more than one, the Vice-President designated by the Board, exercises the functions of the office of the President.

(9)

Secretary

If appointed, the Secretary shall call meetings of the Directors or of a committee of Directors at the request of a Director.  The Secretary shall attend all meetings of Directors, of committees of Directors and of Shareholders and prepare and maintain a record of the minutes of the proceedings.  The Secretary is the custodian of the corporate seal, the minute book and all records, documents and instruments belonging to the Corporation.

(10)

Chief Financial Officer

If appointed, the Chief Financial Officer is responsible for the preparation and maintenance of proper accounting records, the deposit of money, the safe-keeping of securities and the disbursement of funds of the Corporation.  The Chief Financial Officer must render to the Board an account of all financial transactions of the Corporation upon request.

(11)

Agents and Attorneys

The Board has the power to appoint agents or attorneys for the Corporation in or outside of Canada with any power the Board considers advisable.

SECTION 7
CONFLICT OF INTEREST

(1)

Disclosure of Interest

A Director or Officer who:

(a)

is a party to a material contract or proposed material contract with the Corporation; or

(b)

is a director or an officer of or has a material interest in any person who is a party to a material contract or proposed material contract with the Corporation;

must disclose in writing to the Corporation or request to have entered in the minutes of meetings of the Directors the nature and extent of the Director's or Officer's interest.

(2)

Approval and Voting

A Director or Officer must disclose in writing to the Corporation, or request to have entered in the minutes of meetings of Directors, the nature and extent of the Director's or Officer's interest in a material contract or proposed material contract if the contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or the Shareholders.  The disclosure must be made immediately after the Director or Officer becomes aware of the contract or proposed contract.  A Director who is required to disclose an interest in a material contract or proposed material contract may not vote on any resolution to approve the contract unless the contract is:

(a)

an arrangement by way of security for money lent to or obligations undertaken by the Director, or by a body corporate in which the Director has an interest, for the benefit of the Corporation or an affiliate;

(b)

a contract relating primarily to the Director's remuneration as a Director or Officer, employee or agent of the Corporation or as a director, officer, employee or agent of an affiliate;

(c)

a contract for indemnity or insurance under the ABCA; or

(d)

a contract with an affiliate.

(3)

Effect of Conflict of Interest

If a material contract is made between the Corporation and a Director or Officer, or between the Corporation and another person of which a Director or Officer is a director or officer or in which the Director or Officer has a material interest:

(a)

the contract is neither void nor voidable by reason only of that relationship, or by reason only that a Director with an interest in the contract is present at or is counted to determine the presence of a quorum at a meeting of Directors or committee of Directors that authorized the contract; and

(b)

a Director or Officer or former Director or Officer to whom a profit accrues as a result of the making of the contract is not liable to account to the Corporation for that profit by reason only of holding office as a Director or Officer;

if the Director or Officer disclosed the Director's or Officer's interest in the contract in the manner prescribed by the ABCA and the contract was approved by the Board or the Shareholders and was reasonable and fair to the Corporation at the time it was approved.

SECTION 8
LIABILITY AND INDEMNIFICATION

(1)

Limitation of Liability

Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  No Director or Officer is liable for:

(a)

the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation;

(b)

any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation;

(c)

the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested;

(d)

any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation's money is, or securities or other property are, deposited;

(e)

any loss occasioned by any error of judgment or oversight; or

(f)

any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it;

unless occasioned by the wilful neglect or default of that Director or Officer.  Nothing in this By-law relieves any Director or Officer of any liability imposed by the ABCA or otherwise by law.

(2)

Indemnity

The Corporation shall indemnify a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the "Indemnified Parties") and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-the-solicitor's-own-client basis and an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a Director or Officer or a director or officer of that body corporate, if:

(a)

the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)

in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

The Corporation shall indemnify an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the ABCA permits or requires.  Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

(3)

Insurance

The Corporation may purchase and maintain insurance for the benefit of a person referred to in Section 8 against the liabilities and in the amounts the ABCA permits and the Board approves.

SECTION 9
SECURITIES

(1)

Shares

Shares of the Corporation may be issued at the times, to the persons and for the consideration as the Board determines from time to time.  No share may be issued until the consideration for the share is fully paid in money or in property or past service that is not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money.

(2)

Options and Other Rights to Acquire Securities

The Corporation may issue certificates, warrants or other evidences of conversion privileges, options or rights to acquire securities of the Corporation.  The conditions attached to the conversion privileges, options and rights must be set out in the certificates, warrants or other evidences or in certificates evidencing the securities to which the conversion privileges, options or rights are attached.

(3)

Commissions

The Board may authorize the Corporation to pay a reasonable commission to any person in consideration of that person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

(4)

Securities Register

The Corporation shall maintain at its records office a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)

the names, alphabetically arranged and the latest known address of each person who is or has been a security holder;

(b)

the number of securities held by each security holder; and

(c)

the date and particulars of the issue and transfer of each security.

The Corporation shall keep information relating to a security holder that is entered in the securities register for at least six (6) years after the security holder ceases to be a security holder.

(5)

Transfer Agents and Registrars

The Corporation may appoint one or more trust corporations as its agent to maintain a central securities register and one or more agents to maintain a branch securities register.   An agent may be designated as a transfer agent or a branch transfer agent, and a registrar, according to the agent's function.  An agent's appointment may be terminated at any time by the Corporation.  The Corporation may provide for the registration or transfer of securities by a transfer agent, branch transfer agent or registrar.

(6)

Dealings with Registered Holders

The Corporation may treat the registered owner of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

(7)

Transfers of Securities

Securities of the Corporation may be transferred in the form of a transfer endorsement on the security certificates issued in respect of the securities of the Corporation, or in any form of transfer endorsement which may be approved by resolution of the Board.

(8)

Registration of Transfers

If a security in registered form is presented for registration of transfer, the Corporation must register the transfer if:

(a)

the security is endorsed by the person specified by the security or by special endorsement to be entitled to the security or by the person's successor, fiduciary, survivor, attorney or authorized agent, as the case may be;

(b)

reasonable assurance is given that the endorsement is genuine and effective;

(c)

the Corporation has no duty to inquire into adverse claims, or has discharged its duty to do so;

(d)

any applicable law relating to the collection of taxes has been complied with;

(e)

the transfer is rightful or is to a bona fide purchaser; and

(f)

the fee prescribed by the Board for a security certificate issued in respect of a transfer has been paid.

(9)

Lien

If the Articles provide that the Corporation has a lien on a share registered in the name of a Shareholder or the Shareholder's legal representative for a debt of the Shareholder to the Corporation, and the Shareholder is indebted to the Corporation, the Corporation may refuse to register any transfer of such holder's shares pending enforcement of the lien.

(10)

Security Certificates

Security  certificates and acknowledgments of a security holder's right to obtain a security certificate must be in a form as the Board approves by resolution.  A security certificate must be executed by at least one Director or Officer.  Unless the Board otherwise determines, security certificates representing securities in respect of which a transfer agent or registrar has been appointed are not valid unless counterexecuted by or on behalf of the transfer agent or registrar.  Any signature may be printed or otherwise mechanically reproduced on a security certificate.  If a security certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the security certificate, notwithstanding that the person has ceased to be a Director or Officer, and the security certificate is as valid as if the person were a Director or Officer at the date of issue.

(11)

Entitlement to a Security Certificate

A security holder is entitled at the holder's option to a security certificate or to a non-transferable written acknowledgment of the holder's right to obtain a security certificate from the Corporation in respect of the securities of the Corporation held by that holder.

(12)

Securities Held Jointly

The Corporation is not required to issue more than one security certificate in respect of securities held jointly by several persons.  Delivery of a certificate to one of the joint holders is sufficient delivery to all of them.  Any one of the joint holders may give effectual receipts for the certificate issued in respect of the securities or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of the security.

(13)

Replacement of Security Certificates

The Board or an Officer or agent designated by the Board may in its or the Officer's or agent's discretion direct the issue of a new security certificate in place of a certificate that has been lost, destroyed or wrongfully taken.  A new security certificate may be issued only on payment of a reasonable fee and on any terms as to indemnity, reimbursement of expenses and evidence of loss of title as the Board may prescribe.

(14)

Fractional Shares

The Corporation may issue a certificate for a fractional share or may issue in its place scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share.  The Directors may attach conditions to any scrip certificates issued by the Corporation, including conditions that:

(a)

the scrip certificates become void if they are not exchanged for a share certificate representing a full share before a specified date; and

(b)

any shares for which those scrip certificates are exchangeable may, notwithstanding any pre-emptive right, be issued by the Corporation to any person and the proceeds of those shares distributed rateably to the holders of the scrip certificates.

SECTION 10
MEETINGS OF SHAREHOLDERS

(1)

Annual Meeting of Shareholders

The Board shall call an annual meeting of Shareholders to be held not later than eighteen (18) months after the date of incorporation and subsequently, not later than fifteen (15) months after holding the last preceding annual meeting.  An annual meeting is to be held for the purposes of considering the financial statements and auditor's report, fixing the number of Directors for the following year, electing Directors, appointing an  auditor or reappointment an incumbent auditor and transacting any other business that may properly be brought before the meeting.

(2)

Special Meetings of Shareholders

The Board may at any time call a special meeting of Shareholders.

(3)

Special Business

All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except as otherwise contemplated in Subsection 10(1), is deemed to be special business.

(4)

Place and Time of Meetings

Meetings of Shareholders shall be held at the place within Alberta and at the time the Board determines, unless the Articles provide otherwise.  A meeting of Shareholders may be held outside Alberta if the Articles so provide or if all the Shareholders entitled to vote at that meeting agree to holding the meeting outside Alberta.  A Shareholder who attends a meeting of Shareholders held outside Alberta is deemed to have agreed to holding the meeting outside Alberta, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

(5)

Notice of Meetings

Notice of the time and place of a meeting of Shareholders must be sent not less than twenty one (21) days and not more than fifty (50) days before the meeting to:

(a)

each Shareholder entitled to vote at the meeting;

(b)

each Director; and

(c)

the auditor of the Corporation.

Notice of a meeting of Shareholders called for the purpose of transacting any business other than consideration of the business contemplated in Subsection 10(1) must state the nature of the business to be transacted in sufficient detail to permit a Shareholder to form a reasoned judgment on that business and must state the text of any special resolution to be submitted to the meeting.

(6)

Notice of Adjourned Meetings

With the consent of the Shareholders present at a meeting of Shareholders, the Chairperson may adjourn that meeting to another fixed time and place.  If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than thirty (30) days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment.  If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting must be given as for the original meeting.  The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

(7)

Waiver of Notice

A Shareholder and any other person entitled to attend a meeting of Shareholders may waive in any manner notice of a meeting of Shareholders.  Attendance of a Shareholder or other person at a meeting of Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(8)

Shareholder List

If the Corporation has more than fifteen (15) Shareholders entitled to vote at a meeting of Shareholders, the Corporation must prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each Shareholder,

(a)

if a Record Date is fixed, not later than ten (10) days after that date; or

(b)

if no Record Date is fixed;

(i)

at the close of business on the last business day preceding the day on which the notice is given; or

(ii)

if no notice is given, on the day on which the meeting is held.

A Shareholder may examine the list of Shareholders:

(c)

during usual business hours at the Corporation's records office or at the place where its central securities register is maintained; and

(d)

at the meeting of Shareholders for which the list was prepared.

(9)

Persons Entitled to Vote

A person named in a list of Shareholders is entitled to vote the shares shown opposite the person's name at the meeting to which the list relates, except to the extent that:

(a)

(i)

if a Record Date is fixed, the person transfers ownership of any of the person's shares after the Record Date; or

(ii)

if no Record Date is fixed, the person transfers ownership of any of the person's shares after the date on which the list of Shareholders is prepared; and

(b)

the transferee of those shares

(i)

produces properly endorsed share certificates; or

(ii)

otherwise establishes ownership of the shares;

and demands, not later than ten (10) days before the meeting, that the transferee's name be included in the list before the meeting;

in which case the transferee is entitled to vote the shares.

(10)

Chairperson of Meetings

The Chairperson of any meeting of Shareholders is the first mentioned of the following Officers (if appointed) who is present at the meeting: Chairperson of the Board, Managing Director or President.  If none of the foregoing Officers are present, the Shareholders present and entitled to vote at the meeting may choose a Chairperson from among those individuals present.

(11)

Scrutineer

If desired, one or more scrutineers, who need not be Shareholders, may be appointed by resolution or by the Chairperson of the meeting with the consent of the meeting.

(12)

Procedure at Meetings

The Chairperson of any meeting of Shareholders shall conduct the proceedings at the meeting in all respects.  The Chairperson's decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy or other evidence of authority to vote, is conclusive and binding upon the Shareholders.

(13)

Persons Entitled to be Present

The only persons entitled to be present at a meeting of Shareholders are:

(a)

the Shareholders entitled to vote at the meeting;

(b)

the Directors;

(c)

the auditor of the Corporation; and

(d)

any others who, although not entitled to vote, are entitled or required under any provision of the ABCA, any unanimous shareholder agreement, the Articles or the by-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the Chairperson of the meeting or with the consent of the meeting.

(14)

Quorum

A quorum of Shareholders is present at a meeting of Shareholders if at least two persons are present in person or by proxy, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than twenty-five (25%) percent of the shares entitled to be voted at the meeting.  If any share entitled to be voted at a meeting of Shareholders is held by two or more persons jointly, the persons or those of them who attend the meeting of Shareholders constitute only one Shareholder for the purpose of determining whether a quorum of Shareholders is present.

(15)

Loss of Quorum

If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting, even if a quorum is not present throughout the meeting.  If a quorum is not present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

(16)

Proxy Holders and Representatives

A Shareholder entitled to vote at a meeting of Shareholders may by means of an instrument of proxy appoint a proxy holder and one or more alternate proxy holders, who are not required to be Shareholders, to attend and act at the meeting in the manner and to the extent authorized by the instrument of proxy and with the authority conferred by the instrument of proxy.  An instrument of proxy must be executed by the Shareholder or by the Shareholder's attorney, authorized in writing, and be in the form prescribed by the Regulations.  An instrument of proxy is valid only at the meeting in respect of which it is given or any adjournment of that meeting.  An instrument of proxy executed by a Shareholder and transmitted by facsimile or other device capable of transmittal, or a printed message is as valid as an originally executed instrument of proxy.

A Shareholder that is a body corporate or association may, by resolution of its directors or governing body, authorize an individual to represent it in person at a meeting of Shareholders.  That individual's authority may be established by depositing with the Corporation prior to the commencement of the meeting a certified copy of the resolution passed by the Shareholder's directors or governing body or other evidence of the individual's authority to vote.  A resolution or other evidence of authority to vote is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

(17)

Time for Deposit of Proxies

The Board may specify in a notice calling a meeting of Shareholders a time not exceeding forty eight (48) hours, excluding Saturdays and holidays, preceding the meeting or an adjournment of the meeting before which proxies to be used at the meeting must be deposited with the Corporation or its agent.   If no time for the deposit of proxies has been specified in a notice calling a meeting of Shareholders, a proxy to be used at the meeting must be deposited with the Secretary of the Corporation or the Chairperson of the meeting prior to the commencement of the meeting.

(18)

Revocation of Proxies

A Shareholder may revoke a proxy:

(a)

by depositing an instrument in writing executed by the Shareholder or by the Shareholder's attorney authorized in writing:

(i)

at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or an adjournment of that meeting, at which the proxy is to be used; or

(ii)

with the Chairperson of the meeting on the day of the meeting or an adjournment of the meeting; or

(b)

in any other manner permitted by law.

(19)

Joint Shareholders

If two or more persons hold shares jointly, one of those holders present at a meeting of Shareholders may, in the absence of the others, vote the shares.  If two or more of those persons are present in person or by proxy, they must vote as one on the shares jointly held by them.

(20)

Decision on Questions

At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the ABCA or the Articles.  In the case of an equality of votes, the Chairperson of the meeting does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the Chairperson may be entitled as a Shareholder or proxy holder.

(21)

Voting by Show of Hands

Subject to Subsection 10(22), voting at a meeting of Shareholders shall be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities.  When a vote by show of hands has been taken upon a question, a declaration by the Chairperson of the meeting that the vote has been carried, carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting is conclusive evidence of the fact without proof of the number of votes recorded in favour of or against any resolution or other proceeding in respect of the question.

(22)

Voting by Ballot

If a ballot is required by the Chairperson of the meeting or is demanded by a Shareholder or proxy holder entitled to vote at the meeting, either before or on the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot.  A demand for a ballot may be withdrawn at any time before the ballot is taken.  If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect.

(23)

Number of Votes

At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote for each share held.

(24)

Meeting by Telephone

Any person described in Subsection 10(13) may participate in a meeting of Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other.  A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(25)

Resolution in Lieu of Meeting

A resolution in writing executed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of Shareholders.  A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be executed in one or more counterparts, all of which together constitute the same resolution.  A counterpart executed by a Shareholder and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally executed counterpart.

SECTION 11
NOTICES

(1)

Method of Notice

A notice or document required to be sent to a Shareholder, Director, Officer or auditor of the Corporation may be given by personal delivery, prepaid transmitted or recorded communication, prepaid mail addressed to the recipient at the recipient's Recorded Address or by facsimile, or other device capable of transmitting a printed message.  A notice or document sent by personal delivery or facsimile, or other device capable of transmitting a printed message is deemed to be given when it is actually delivered.  A notice or document sent by means of prepaid transmitted or recorded communication is deemed to be given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch.  A notice or document sent by mail is deemed to be given when deposited at a post office or in a public letter box.

(2)

Notice to Joint Shareholders

If two (2) or more persons are registered as joint holders of any share, a notice or document may be sent or delivered to all of them, but notice given to any one joint Shareholder is sufficient notice to the others.

(3)

Notice to Successors

Every person who, by operation of law, transfer, death of a Shareholder or any other means becomes entitled to any share, is bound by every notice in respect of the share which is sent or delivered to the Shareholder prior to the person's name and address being entered in the Corporation's securities register and prior to the person furnishing proof of authority or evidence of entitlement as prescribed by the ABCA.  This subsection applies whether the notice was given before or after the event which resulted in the person becoming entitled to the share.

(4)

Non-Receipt of Notices

If a notice or document is sent to a Shareholder, Director, Officer or auditor of the Corporation in accordance with Subsection 11(1) and the notice or document is returned on three (3) consecutive occasions, the Corporation is not required to give any further notice or documents to the person until that person informs the Corporation in writing of the person's new address.

(5)

Failure to Give Notice

The accidental failure to give a notice to a Shareholder, Director, Officer or auditor of the Corporation, the non-receipt of a notice by the intended recipient or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

(6)

Execution of Notices

Unless otherwise provided, the signature of any person designated by resolution of the Board to execute a notice or document on behalf of the Corporation may be written, stamped, typewritten or printed.

MADE by the Directors as evidenced by the signature of the following Director effective September 20, 2003.

/s/Doug Rowe

Doug Rowe

CONFIRMED by the Shareholders as evidenced by the signature of the following Shareholder effective _________________________, 2003.

                            _________________________